UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.   )
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Juniper Networks, Inc.

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2020 Annual Meeting of Stockholders
Notice of Annual Meeting and Proxy Statement

Notice of 2020 Annual Meeting of Stockholders
Time and Date	8:00 a.m., Pacific Time, on Thursday, May 14, 2020
Place*	Juniper Networks, Inc. 1133 Innovation Way Building A, Aristotle Conference Room Sunnyvale, CA 94089
*As part of our precautions regarding the COVID-19 outbreak, we are planning for the possibility that the meeting may be held solely by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be posted on our website and filed with the SEC as additional proxy materials.
Notice of Annual Meeting of Stockholders
Items of Business
(1)
To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

(2)
To ratify the appointment of Ernst & Young LLP, as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)
To hold a non-binding advisory vote on executive compensation;

(4)
To approve the amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 8,000,000 shares; and

(5)
To consider such other business as may properly come before the annual meeting.

Postponements and Adjournments
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly postponed or adjourned.
Record Date
You are entitled to notice of, and to vote at, the annual meeting only if you were a Juniper Networks stockholder as of the close of business on March 19, 2020.
Meeting Admission
You are invited to attend the annual meeting if you were a Juniper Networks stockholder as of the close of business on the record date. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your account statement as of the record date, a copy of any voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting.
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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement

The annual meeting will begin promptly at 8:00 a.m., Pacific Time. Check-in will begin at 7:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures.
The Notice of Internet Availability of Proxy Materials is being mailed, and the attached proxy statement is being made available, to our stockholders on or about April 2, 2020.
Voting
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and vote your shares as soon as possible.
If you received notice of how to access the proxy materials over the Internet, you may vote by telephone or over the Internet. If you received a proxy card or voting instruction card and other proxy materials by mail, you may submit your proxy card or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy card or voting instruction card in the pre-addressed envelope provided, or by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “General Information” of this proxy statement and the instructions on the proxy card or voting instruction card or that are provided by email or over the Internet.
By Order of the Board of Directors,
Brian Michael Martin
Senior Vice President,
General Counsel and Secretary

April 2, 2020

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 14, 2020
The proxy statement, form of proxy and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com

Proxy Statement Summary
This summary highlights selected information about the items to be voted on at the annual meeting and information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider in deciding how to vote, and you should read the entire proxy statement carefully before voting. The information contained on juniper.net or any other website referred to herein is provided for reference only and is not incorporated by reference into this proxy statement.
Information about our 2020 Annual Meeting of Stockholders
Date and time:	Thursday, May 14, 2020 at 8:00 a.m. Pacific Time
Location:*	Juniper Networks, Inc. 1133 Innovation Way Building A, Aristotle Conference Room Sunnyvale, CA 94089
*As part of our precautions regarding the COVID-19 outbreak, we are planning for the possibility that the meeting may be held solely by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be posted on our website and filed with the SEC as additional proxy materials.
Record Date:	March 19, 2020
Voting Matters
		More Information	Board Recommendation	Reasons for Recommendation
Proposal 1	To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.	Page 17	✓ FOR each nominee	The Board and its Nominating and Corporate Governance Committee believe the Board nominees possess the skills, experience and diversity to effectively monitor performance, provide oversight and advise management on our long-term strategy.
Proposal 2	To ratify the appointment of Ernst & Young LLP as Juniper Networks, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2020.	Page 23	✓ FOR	Based on the Audit Committee’s assessment of Ernst & Young LLP’s qualifications and performance, the Board believes that retention of Ernst & Young LLP for the fiscal year ending December 31, 2020 is in our stockholder’s best interests.
Proposal 3	To hold a non-binding advisory vote regarding executive compensation.	Page 27	✓ FOR	Our executive compensation programs demonstrate the evolution of our pay for performance philosophy and reflect the input of stockholders from our outreach efforts.
Proposal 4	To approve the amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 8,000,000 shares.	Page 28	✓ FOR	Our 2008 Employee Stock Purchase Plan is designed to provide eligible employees with the opportunity to purchase shares of our common stock through accumulated payroll deductions. The plan is designed to align the interests of our employees with those of our stockholders by encouraging employees to invest in our common stock, and to help our employees share in the Company’s success.
We will also consider any other matters that may properly be brought before the 2020 annual meeting of stockholders (and any postponements or adjournments thereof).

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   1

Corporate Governance Highlights
We are committed to having sound corporate governance principles that we believe serve the best interest of all our stockholders. Some highlights of our corporate governance practices are listed below. In addition, we regularly evaluate our practices against prevailing best practices and emerging and evolving topics identified through outreach, current literature and corporate governance organizations.
Annual election of all directors	✓	Commitment to Board refreshment (including the appointment of three new directors in 2019)	✓
Majority voting and director resignation policy for directors in uncontested elections	✓	Annual Board, committee and director evaluations	✓
Proxy access right for stockholders	✓	Regular focus on management succession planning	✓
9 independent directors out of 10 director nominees	✓	Regular focus on director succession planning	✓
Separate chairman, lead independent director and CEO	✓	Regular executive sessions of independent directors	✓
Chairman is an independent director	✓	Risk oversight by full Board and committees	✓
Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are 100% independent	✓	Stockholder outreach/engagement program	✓
44% of our current independent directors are diverse	✓	Robust stock ownership requirements for directors and named executive officers	✓
Each director attended at least 75% of Board and committee meetings	✓	Prohibition against director and officer hedging and pledging of Juniper Networks stock and “claw-back” policy for any overpayment of incentive compensation awards	✓
No “over-boarding”	✓	Our Compensation Committee uses an independent compensation consultant	✓
2 of the 3 members of our Audit Committee are “audit committee financial experts” under SEC rules	✓	Annual publication of a corporate diversity update	✓

Directors and Director Nominees
The names of our directors and director nominees and their ages, positions, qualifications and experience are as of the date this proxy statement was filed with the U.S. Securities and Exchange Commission (the “SEC”).

GARY DAICHENDT
Age: 68 | Director Since 2014
Compensation Committee
Committee Chair

KEVIN DENUCCIO
Age: 60 | Director Since 2014
Compensation Committee

JAMES DOLCE
Age: 57 | Director Since 2015
Compensation Committee

CHRISTINE GORJANC
Age: 63 | Director Since 2019
Audit Committee

JANET HAUGEN
Age: 61 | Director Since 2019
Audit Committee
Committee Chair

SCOTT KRIENS
CHAIRMAN
Age: 62 | Director Since 1996
Committees: None

RAHUL MERCHANT
Age: 63 | Director Since 2015
Audit Committee

RAMI RAHIM, CEO
Age: 49 | Director Since 2014
Committees: None

WILLIAM STENSRUD
Age: 69 | Director Since 1996
Nominating and Corporate Governance Committee
Committee Chair

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Active Stockholder Engagement
Since our 2019 annual meeting of stockholders, we proactively sought meetings with stockholders who in the aggregate hold over 55% of our shares outstanding, which resulted in Juniper Networks meeting with stockholders who in the aggregate hold approximately 20% of our shares outstanding. For more information on our stockholder engagement efforts, please see the “Stockholder Engagement” section of this proxy statement.
Executive Compensation Highlights
Our executive compensation program is designed to hold our executives accountable for results over the long term and reward them for consistent strong performance. Our Compensation Committee strives to design a fair and balanced approach to our executive compensation programs by providing for short and long-term focused programs that emphasize a pay-for-performance philosophy.
Demonstrating our continued commitment to align compensation to overall corporate performance, in 2019, 91% of our Chief Executive Officer’s total target direct compensation was “variable” compensation (in the form of annual cash bonus incentive target opportunity and equity awards). Further, our Chief Executive Officer’s target direct compensation compared to his realizable pay outcome demonstrates the strong “pay-for-performance” philosophy instituted by our Compensation Committee.
As a result of the Compensation Committee’s evaluation of the results of the “Say-on-Pay” advisory vote at our 2019 annual meeting of stockholders, the feedback received from our stockholder engagement and the advice from the Committee’s independent compensation consultant, the Compensation Committee did not make any significant changes to the design of our executive compensation and equity programs in 2019. Based on feedback from stockholders in 2019, the Compensation Committee continued to grant performance share awards based upon relative total shareholder return and focus on prudently managing our equity burn-rate. We encourage you to also review the full “Executive Compensation” section of this proxy statement, including the “Compensation Discussion and Analysis,” for additional details.

Corporate Governance Principles and Board Matters
Juniper Networks, Inc., a Delaware corporation (“Juniper Networks,” “Juniper”, the “Company,” “we” or “our”), is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and maintaining our integrity in the marketplace. Our Corporate Governance Standards and Worldwide Code of Business Conduct and Ethics, which are applicable to all Juniper Networks employees, officers and directors, are available at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx. Our Worldwide Code of Business Conduct and Ethics complies with the rules of the SEC and the listing standards of the New York Stock Exchange (“NYSE”). You may obtain free copies of these documents by contacting the Investor Relations Department at our corporate offices by calling 1-408-745-2000 or by sending an e-mail message to investor-relations@juniper.net. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our code of ethics by posting such information on our website, at the address and location specified above.
Juniper Networks has adopted procedures for raising concerns related to accounting and auditing matters in compliance with the listing standards of the NYSE. The Company has established a Corporate Compliance Committee which is comprised of the Company’s Chief Financial Officer, General Counsel, Chief Compliance Officer, Chief Human Resources Officer, Chief Customer Officer, Chief Accounting Officer and the Head of Internal Audit. Concerns relating to accounting, legal, internal controls or auditing matters may be brought to the attention of either the Corporate Compliance Committee, its members individually, the Audit Committee directly, or an anonymous reporting channel maintained by the Company. Concerns are handled in accordance with procedures established with respect to such matters under our Reporting Ethics Concerns Policy. For information on how to contact the Audit Committee directly, please see the section entitled “Communications with the Board” of this proxy statement.

Board Independence

Our Board is independent:
•
9 of 10 director nominees are independent

•
We have both an independent Chairman of the Board and a Lead Independent Director

•
Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are 100% independent

The NYSE’s listing standards and our Corporate Governance Standards provide that a majority of our Board of Directors (the “Board”) must be “independent.” Under the NYSE’s listing standards, no director will be considered independent unless our Board affirmatively determines that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Our Board reviews the independence of its members annually. Our Board has determined that, except for Rami Rahim who is an employee of the Company, (i) none of the current directors have a material relationship with Juniper Networks, and (ii) that each of our current director nominees whose names are set forth below in Proposal No. 1 Election of Directors, and Mr. Calderoni and Ms. Johnson, who served on the Board in 2019, are independent within the meaning of the NYSE director independence standards.
The Board has determined that each of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board has no material relationship with Juniper Networks and is “independent” within the meaning of the NYSE director independence standards, including in the case of the members of the Audit Committee and the Compensation Committee, which are subject to the heightened “independence” standard required for such committee members set forth in the applicable Securities and Exchange Commission (“SEC”) and NYSE rules. The members of the Compensation Committee are also non-employee directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In making the determination of the independence of our directors, the Board considered whether there were any transactions between Juniper Networks and entities associated with our directors or members of their immediate families, including transactions involving Juniper Networks, investments in companies in which our directors or their affiliated

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   5

entities are stockholders and payments made to or from companies and entities in the ordinary course of business where our directors or members of their immediate families serve as partners, directors or as a member of the executive management of the other party to the transaction, and did not identify any such transactions.

Board Structure and Committee Composition
Annual Election and Majority Voting Standard
Each director serves for a term expiring at the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.
Our bylaws provide that each director nominee must receive the majority of the votes cast with respect to his or her election (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee). However, in the event that a stockholder has properly nominated a person or persons for election to the board and such nomination is not timely withdrawn prior to the first mailing of our notice of a meeting where directors are to be elected, then each director nominee shall be elected by a plurality of the votes cast.
If a director nominee who is currently serving as a director is not re-elected at the annual meeting, under Delaware law, the director will continue to serve on the Board as a “holdover director.” However, pursuant to our Corporate Governance Standards, as a condition to re-nomination, each incumbent director is required to submit a conditional resignation from the Board in writing to the Chair of the Nominating and Corporate Governance Committee of the Board. If the director nominee fails to receive the requisite vote contemplated by our bylaws, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Thus, the resignation will become effective only if the director nominee fails to receive a majority of votes cast for re-election, and the Board accepts the resignation.
Proxy Access
The Company’s bylaws provide that under certain circumstances, a stockholder, or group of up to 20 stockholders, who have maintained continuous ownership of at least three percent (3%) of our common stock for at least three years prior to such nomination may nominate and include a specified number of director nominees in our annual meeting proxy statement. The number of stockholder nominated candidates appearing in our proxy statement cannot exceed the greater of two or twenty percent (20%) of the aggregate number of directors then serving on the Board (rounding down). For a description of the process for nominating directors, see the information under the “General Information — Stockholder Proposals and Nominations” section of this proxy statement.
Board Committees
The Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The membership and principal function of each of these committees are described below. Each of these committees operates under a written charter adopted by the Board. The charters of these committees are available on Juniper Networks’ website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx. The Board may add new committees as it deems advisable for purposes of fulfilling its primary responsibilities.

 Corporate Governance Principles and Board Matters

The following table shows all persons who served on the Board and the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and the number of meetings for the Board and such committees during 2019:
Name of Director	Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Non-Employee Directors:
Robert M. Calderoni(1)(2)	X	CHAIR
Gary Daichendt	X		CHAIR
Anne DelSanto(3)	X			X
Kevin DeNuccio	X		X
James Dolce	X		X
Christine Gorjanc(1)(4)	X	X
Janet Haugen(1)(4) (6)	X	CHAIR
Mercedes Johnson(1)(2)	X	X		X
Scott Kriens	CHAIR
Rahul Merchant(5)	X	CHAIR
William Stensrud	X			CHAIR
Employee Director:
Rami Rahim	X
Number of Meetings in Fiscal 2019	8	15	8	5
(1)
The Board has determined that Mr. Calderoni, Ms. Johnson, Ms. Gorjanc and Ms. Haugen is each an “audit committee financial expert” within the meaning of the rules promulgated by the SEC.

(2)
Mr. Calderoni and Ms. Johnson left the Board on May 14, 2019.

(3)
Ms. DelSanto joined the Board on March 13, 2019.

(4)
Ms. Gorjanc and Ms. Haugen joined the Board on May 14, 2019.

(5)
Mr. Merchant became the chair of the Audit Committee on May 14, 2019.

(6)
Ms. Haugen became the chair of the Audit Committee on February 20, 2020.

Audit Committee
The Audit Committee, among other duties, assists the Board in fulfilling its responsibilities for general oversight of the:
•
integrity of the Company’s financial statements;

•
compliance with the Company’s legal and regulatory requirements;

•
qualifications, independence and performance of the Company’s independent registered public accounting firm,

•
performance of the Company’s internal audit function; and

•
Company’s internal accounting and financial controls, as well as risk management policies.

The Audit Committee works closely with management as well as our independent registered public accounting firm to fulfill its obligations. In addition, to further strengthen the Audit Committee’s oversight responsibilities, each of the Vice President of Internal Audit and the Vice President and Chief Compliance Officer report directly to the Audit Committee, and the Company’s Chief Accounting Officer meets in executive sessions with the Audit Committee. The Audit Committee has the authority to receive appropriate funding from the Company for obtaining advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.
No member of the Audit Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee, and discloses such determination in accordance with NYSE requirements.
Compensation Committee
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of our executive officers and Board members, including:
•
conducting an evaluation of the Chief Executive Officer with the entire Board;

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   7

•
reviewing the Compensation Discussion and Analysis and preparing an annual report on executive compensation for inclusion in our proxy statement;

•
approving and evaluating executive officer compensation plans, policies and programs;

•
evaluating and making recommendations regarding Board compensation on an annual basis; and

•
conducting an annual compensation risk assessment to consider whether the Company’s incentive compensation policies and programs contain incentives for executive officers to take risks in performing their duties that are reasonably likely to have a material adverse effect on the Company.

The Compensation Committee also has responsibility for reviewing the overall equity award practices of the Company. The Compensation Committee has the authority to receive appropriate funding from the Company for obtaining advice and assistance from outside legal, compensation consultants or other advisors as the Compensation Committee deems necessary to carry out its duties.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee:
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seeks and recommends the nomination of individuals qualified to become Board members, consistent with criteria approved by the Board;

•
reviews and makes recommendations regarding the composition of the Board;

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oversees the governance of the Board, including establishing and overseeing compliance with our Corporate Governance Standards; and

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identifies best practices and recommends corporate governance principles, including giving proper attention to and effectively responding to stockholder concerns regarding corporate governance.

Board Leadership Structure and Role of the Lead Independent Director
The Board’s leadership structure is comprised of an independent Chairman of the Board and a Lead Independent Director who is appointed, and at least annually reaffirmed, by at least a majority of Juniper Networks’ independent directors. Mr. Kriens has served as Chairman of the Board since 1996 and served as Chief Executive Officer of the Company from 1996 to 2008. Since March 2015, Mr. Daichendt has served as the Lead Independent Director.
The duties of the Chairman of the Board, Lead Independent Director and Chief Executive Officer are set forth in the table below:
	Chairman of the Board	Lead Independent Director	CEO
Duties
•
Sets the agenda of Board meetings

•
Presides over meetings of the full Board

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Contributes to Board governance and Board processes

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Communicates with all directors on key issues and concerns outside of Board meetings

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Presides over meetings of stockholders

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Provides the Chairman with input regarding Board meetings scheduling and agendas

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Makes recommendations to the Chairman regarding the retention of Board consultants

•
Presides over executive sessions of the Board if and when the Chairman is not independent under applicable standards

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Acts as a liaison between the independent directors and the Chairman and CEO on sensitive issues

•
Sets strategic direction for the Company

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Creates and implements the Company’s vision and mission

•
Leads the affairs of the Company, subject to the overall direction and supervision of the Board and its committees and subject to such powers as reserved by the Board and its committees

The Board believes that this overall structure of a separate Chairman of the Board and Chief Executive Officer, combined with a Lead Independent Director, results in an effective balancing of responsibilities, experience and independent perspectives that meets the current corporate governance needs and oversight responsibilities of the Board. The Board also believes that this structure benefits the Company by enabling the Chief Executive Officer to focus on

 Corporate Governance Principles and Board Matters

strategic matters while the Chairman of the Board focuses on Board process and governance matters. The structure also allows the Company to benefit from Mr. Kriens’ experience as a former Chief Executive Officer of the Company.
The independent directors of the Company meet at least quarterly in executive sessions. Executive sessions of the independent directors are chaired by the Lead Independent Director if and when the Chairman is not “independent” under applicable standards. The executive sessions include discussions and recommendations regarding guidance to be provided to the Chief Executive Officer and such other topics as the independent directors may determine.

Identification and Evaluation of Nominees for Director
The Nominating and Corporate Governance Committee’s criteria and process for evaluating and identifying the candidates that it recommends to the full Board for selection as director nominees are as follows:
•
The committee regularly, and at least annually, reviews the composition and size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise.

•
The committee reviews the qualifications of any candidates who have been properly recommended or nominated by a stockholder other than through our proxy access bylaw, as well as those candidates who have been identified by management, individual members of the Board or, if the committee determines, a search firm. Such review may, in the committee’s discretion, include a review solely of information provided to the committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the committee deems proper. Please see the information under the “General Meeting — Stockholder Proposals and Nominations” section of this proxy statement for more information on stockholder recommendations and nominations of director candidates.

•
The committee conducts an annual evaluation of the performance of individual directors, the Board as a whole, and each of the Board’s standing committees, including an evaluation of the qualifications of individual members of the Board and its committees. The evaluation is conducted via oral interviews by a third-party legal advisor selected by the committee, which uses as a basis for discussion, a list of questions that are provided to each director in advance. The results of the evaluation and any recommendations for improvement are provided orally to the committee by the third-party legal advisor, and to the Board and the other standing committees of the Board either by the chair of the committee or the third-party legal advisor.

•
The committee considers the suitability of each director candidate, including the current members of the Board, in light of the current size and composition of the Board. Although the committee does not have a specific policy on diversity, in evaluating the qualifications of the candidates, the committee considers many factors, including issues of character, judgment, independence, age, education, expertise, diversity of experience, length of service, other commitments and ability to serve on committees of the Board, as well as other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender, cultural background and national origin. The committee believes that diversity is important as a variety of points of view can help contribute to a more effective decision-making process. When recommending candidates, the committee strives to select candidates that have diverse perspectives, experiences and expertise such that the skillset of each candidate compliments those of other directors and nominees to create a balanced Board with diverse viewpoints and expertise, which together will contribute to the Board’s effectiveness as a whole. The committee evaluates the factors discussed above, among others, and does not assign any particular weighting or priority to any of these factors. The committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. While the committee has not established specific minimum qualifications for director candidates, the committee believes that candidates and director nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) possess high personal and professional ethics and integrity, (iii) have qualifications that will increase overall Board effectiveness, (iv) meet requirements of applicable rules and regulations, such as financial literacy or financial expertise with respect to Audit Committee members, and (v) have a willingness to represent the best interests of all stockholders of the Company.

•
The committee also considers the interests and plans of individual directors and their interest in continuing as members of the Board.

•
In evaluating and identifying candidates, the committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates. It also has the authority to approve the fees and retention terms of any search firm.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   9

•
After such review and consideration, the committee recommends to the Board director candidates to be nominated by the Board for election to the Board. The Board reviews the committee’s recommendations and approves final nominations.

In addition to the foregoing process, the committee and the Board also takes into consideration the perspectives of major stockholders regarding Board composition and corporate governance matters and incorporates those perspectives into its overall identification and selection process.
In May 2019, Christine Gorjanc and Janet Haugen were appointed to the Board. They were each initially identified and recommended by an independent third-party search firm. They were then considered by the Nominating and Corporate Governance Committee, which recommended their appointment to the full Board for approval.

Management Succession Planning
Our Board believes that the directors and the Chief Executive Officer should collaborate on management succession planning and that the entire Board should be involved in the critical aspects of the succession planning process for our Chief Executive Officer, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates, and making key management succession decisions. Management succession is regularly discussed by the directors in Board meetings and in executive sessions of the Board.
In addition, our Board annually conducts a detailed review of the Company’s leadership pipeline, talent strategies and succession plans for key executive positions. Directors become familiar with potential successors for key management positions through various means, including the comprehensive annual talent review, Board dinners and presentations and informal meetings.

Board’s Role in Risk Oversight
The Board recognizes that risk is inherent in the Company’s pursuit and achievement of our strategic and operating objectives. The Board has oversight responsibility for the Company’s risk management framework, which is designed to: (i) identify, assess, prioritize, manage and communicate risks to which the Company is exposed in our business, and (ii) foster a corporate culture of integrity. Consistent with this approach, the Board regularly reviews, consults and discusses with management on strategic direction, challenges and risks faced by the Company, and annual and quarterly financial results and forecasts to fulfill its oversight responsibility.
In addition, the Board has tasked designated committees of the Board with oversight of certain categories of risk management:
•
The Audit Committee oversees management of financial risks, and reviews and provides oversight of the Company’s risk management program and compliance and financial risks. The Audit Committee also reviews the Company’s processes and procedures around managing cybersecurity risks and incidents.

•
The Compensation Committee is responsible for overseeing the management of risks relating to and arising from the Company’s executive and employee compensation plans and arrangements.

•
The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance. These committees provide regular reports on the Company’s risk management efforts to the full Board.

Management is responsible for the direct management and oversight of strategic, operational, legal/compliance, cybersecurity and financial risks, and the Company’s formal program to continually and proactively identify, assess, prioritize and mitigate enterprise risk. Critical risks are managed through cross-functional participation in senior level corporate compliance and risk management committees. The corporate compliance committee focuses on legal and regulatory compliance risks, and the risk management committee focuses on operational and strategic risks.
Annually, management reviews with the Board a comprehensive assessment of risks for the Company based upon the COSO Integrated Risk Management Framework methodology. In addition, throughout the year, the Chief Executive Officer and other members of senior management review with the Board key strategic and operational issues, opportunities, and risks. Further, both the Board and the Audit Committee receive reports and presentations from

 Corporate Governance Principles and Board Matters

management on the Company’s risk mitigation programs and efforts, cybersecurity programs, compliance programs and efforts, investment policy and practices and the results of various internal audit projects.
In connection with the recent COVID-19 outbreak, the Board, together with the Audit Committee, the Compensation Committee, and management, has overseen our efforts to mitigate financial and human capital management risk exposures associated with the outbreak.

Corporate Citizenship and Sustainability

Our Corporate Citizenship and Sustainability (“CCS”) strategy at a glance:
•
Positively impact and contribute to our global community of customers, partners, and employees, as well as emerging markets and areas in need

•
Foster a more inclusive and diverse community for Juniper employees

•
Conduct business ethically, with integrity and good corporate governance

•
Meet or exceed international standards for product design, production, and waste reduction

Juniper Networks believes in building more than a network. We are committed to being responsible corporate citizens and encouraging responsible practices in our operations and throughout our worldwide supply chain — ensuring that working conditions are safe, workers are treated with respect and dignity, and that processes and products are environmentally responsible. We believe in conducting business ethically, with integrity and good corporate governance, wherever we do business. We also strive to positively affect and contribute to the global community of customers, partners, employees, emerging markets, and areas in need.
We utilize a materiality and risk-based approach to help focus our resources and attention on those areas that we believe we can most meaningfully impact Juniper, and have a meaningful impact beyond Juniper. Our CCS strategy is organized into three pillars — Corporate Governance and Culture, Environmental Sustainability, and People and Communities and is focused on those issues that we believe are material to our business and important to our stakeholders.
Our Corporate Social Responsibility (“CSR”) Executive Committee is comprised of senior executives representing the various business functions across Juniper. The Committee oversees and directs the vision and strategy of our CSR efforts, and ensures alignment with corporate priorities. At the Board level, our Nominating & Corporate Governance Committee receives at least an annual report regarding the CCS strategy and the progress made across the various pillars. In addition, our Compensation Committee receives an annual report on the status of specific initiatives related to our People and Communities pillar, namely those related to employee diversity.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   11

We maintain an ongoing and inclusive dialogue with our internal and external stakeholders in which we communicate our progress on important topics and collect valuable insights and feedback, which help us assess both potential risks and opportunities and improve how we manage, refine and respond to material issues. As part of Juniper’s stakeholder engagement model, Juniper is an active participant in a variety of government and industry organizations, such as the Responsible Business Alliance, Responsible Minerals Initiative, and CDP Supply Chain. Through our memberships, we promote the development and adoption of collaborative approaches in applying leading standards and practices in the Information Communication and Technology sector and throughout the supply chain, as well as to harmonize regulations.
Our commitments to and expectations of our employees and business partners for adhering to high ethical standards and compliance with laws are articulated through our Worldwide Code of Business Conduct and Ethics, and our Business Partner Code of Conduct.
Responsible Choices for an Inclusive and Diverse Workplace
We are creating change at Juniper Networks by building a more inclusive and diverse community. As a company committed to innovation and representing diversity in a myriad of ways — including race, ethnicity, age, background, perspectives, tenure, work style, and sexual orientation — we believe that diversity is a competitive asset. At our core, we believe excellence depends on seeking out diverse ideas and fostering a culture where all employees are actively engaged.
Creating a highly diverse and inclusive workplace, where everyone is empowered to do their best work, starts with transparency and accountability. Our commitment to this work starts with our Board and carries through to our Chief Executive Officer, our executive officers, and throughout our Company.
We track data regularly to enable us to monitor our progress against our strategy of diversifying our talent base, creating an environment where all employees feel included and valued, and driving accountability across the organization. We believe that honesty and communication are foundational to our success as a company, and to improve transparency in our inclusion and diversity efforts, we have shared our workforce data on our website at https://www.juniper.net/us/en/company/inclusion-diversity/.
Responsible Choices for the Environment
As part of our corporate citizenship and sustainability strategy, our environmental policy outlines our commitment to conducting business in an environmentally responsible way.
We maintain a steady focus on reducing our energy consumption, carbon footprint, and resource use in our facilities. Juniper has continued to increase the percentage of low carbon and renewable energy fuel sources in our portfolio. We completed the migration of a portion of our labs, our most energy-intensive activities, to a data center in Quincy, Washington, where the majority of the energy supply is generated through hydroelectric power. Additionally, Juniper signed a ten-year power purchase agreement in Bangalore, India. Under this agreement, electricity from two off-site solar power generation sources support approximately 75% of the total campus electricity requirement.
We also recognize that our greatest opportunity for positive environmental impact comes through our products. We believe our products meet some of the strictest environmental standards in the industry. Juniper has an environmental program, based on our new product introduction process that supports a circular economy model for environmental sustainability and focuses on energy efficiency, materials innovation, and recyclability. We continue to innovate and look at new technology and processes that can minimize resource impacts and improve efficiencies over a product’s life cycle, from the materials we use and a product’s energy footprint, to packaging and end-of-life.
Responsible Choices for the Global Community
We strive to enrich lives across the globe. We believe our charitable efforts are closely aligned with our mission. Juniper Networks is a company built on innovation, and we believe in supporting innovative philanthropic programs that create a network of opportunities for future generations. Our giving is focused on the Juniper Networks Foundation Fund, employee volunteer programs, matching gifts, and disaster relief.
The Juniper Networks Foundation Fund inspires the next generation of engineers, critical thinkers, and technical thought leaders. Through it, we support K-12 science, technology, engineering, and mathematics (STEM) programs, targeted especially at girls, the underprivileged, and underrepresented students. Additionally, as a global company whose operations extend into both developed and developing economies throughout the world, Juniper recognizes its

 Corporate Governance Principles and Board Matters

responsibility and its immense opportunity to support the regions and communities in which we operate. As an example, together with local non-governmental organizations, Juniper is addressing four developmental priorities in Orohalli, a village 30 kilometers away from our Bangalore, India campus: (1) education, (2) healthcare, (3) creating occupational opportunities, and (4) ultimately using network connectivity to tie these things together.
2019 CCS Progress and Achievements
We are pleased to share the strides we have made in our CCS priorities in our Corporate Citizenship and Sustainability Report, which is available at https://www.juniper.net/us/en/company/corporate-responsibility. Our Corporate Citizenship and Sustainability Report has been prepared using guidance from the Global Reporting Initiative G4 Sustainability Reporting Guidelines ‘Core’ option and the Sustainability Accounting Standards Board standards. We are proud to be recognized as one of Forbes’ World’s Best Employers in 2019, Forbes’ America’s Best Midsize Employers, Fortune’s World’s Most Admired Companies, Forbes’ 2020 America’s Most JUST Companies, and to be awarded a position on the 2019 CDP Supplier Engagement leader board.

Stockholder Engagement
The perspectives, insights and feedback of our stockholders are important to our Board and management, which is why we proactively engage on a regular basis with a significant portion of our stockholders that include our top institutional investors throughout the year. The goal of our stockholder engagement program is to foster strong stockholder relationships leading to mutual understanding of issues and approaches, ultimately giving Juniper insight into stockholder support as it designs and implements strategies for long-term growth. We recognize that stockholders are the owners of the Company and we remain committed to a stockholder engagement program that is truly a dialogue.

Hold post-annual meeting investor meetings and report to the Board and Nominating and Corporate Governance Committee
Incorporate input from investors meetings into annual meeting planning and enhance governance practices and disclosures when warranted
Conduct pre-annual meeting investor meetings to answer questions and obtain investor feedback on proxy matters
Review annual meeting results, determine any next step actions, and prioritize post-annual meeting investor engagement focus areas
FALL
WINTER
SPRING
SUMMER
OUR INVESTOR ENGAGEMENT PROGRAM
Annual Shareholders Meeting

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   13

Throughout 2019, senior members of our management team met with a significant number of our stockholders to discuss matters that are top of mind for our stockholders, such as our strategic direction, financial and operating performance, capital allocation, executive compensation, corporate social responsibility programs, human capital management, and corporate governance practices, including director refreshment and risk oversight. Since our 2019 annual meeting of stockholders, we proactively sought meetings with stockholders who in the aggregate hold over 55% of our shares outstanding, which resulted in Juniper Networks meeting with stockholders who in the aggregate hold approximately 20% of our shares outstanding.
Our engagement efforts have provided valuable feedback that help to inform our decisions and our corporate practices and the Board considers feedback from these conversations during its deliberations. For example, as a result of our collaboration:
•
We published our second annual diversity update. At Juniper Networks, we are committed to innovation and representing diversity in a myriad of ways — including race, ethnicity, gender, age, background, perspectives, tenure, work style, and sexual orientation.

•
We fundamentally believe that diversity is a competitive asset that we want to amplify because we believe our differences will drive our success.

•
We have continued to focus on our equity grant practices to balance the impact on stockholder dilution while still being able to grant equity awards to our employees at levels reasonably necessary to attract, retain and motivate talent.

We view our stockholder outreach program as an important aspect of maintaining an open, candid and continuous dialogue with our stockholders on relevant issues, including our business and long-term strategy, corporate governance and risk management practices, board refreshment, corporate social responsibility initiatives (including environmental, social and governance matters), our executive compensation program and other matters of shareholder interest. We anticipate continuing our stockholder engagement efforts to help further our understanding of their perspectives and to incorporate their feedback, as appropriate. While we benefit from an ongoing dialogue with many of our shareholders, we recognize that we have not communicated directly with all of our shareholders. If you would like to engage with us, please send correspondence to Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, California 94089 or email Investor-Relations@juniper.net.

Communications with the Board
The Nominating and Corporate Governance Committee of the Board has approved a process by which stockholders or other interested parties may communicate with the Board or individual members of the Board. Stockholders of Juniper Networks and other parties interested in communicating with the Board or any member of our Board may write to them c/o Juniper Networks, Inc., 1133 Innovation Way, Sunnyvale, California 94089. Under the process approved by the Nominating and Corporate Governance Committee, the General Counsel receives and logs communications directed to the Board or any member of the Board, and, unless marked “confidential,” reviews all such correspondence and regularly (not less than quarterly) delivers to the Board, the Lead Independent Director, Chairman of the Board or the independent directors of the Board, as applicable, copies of such correspondence. Communications marked “confidential” will be logged as received by the General Counsel and then will be delivered unopened to the addressee(s).

Board Meetings and Attendance
During 2019, the Board held eight meetings. Each director who was on the Board that year attended at least 75% of all Board and applicable committee meetings. As set forth in our Corporate Governance Standards, absent extraordinary circumstances, each member of the Board is strongly encouraged to attend each annual stockholder meeting in person. Nine of our current directors, including two of whom were appointed after the annual meeting, attended the 2019 annual meeting of stockholders. Two of our former directors, who did not stand for reelection, did not attend the 2019 annual meeting of stockholders.

 Director Compensation

Director Compensation
Non-Employee Director Compensation Highlights
•
Annual review and assessment of director compensation by the Compensation Committee.

•
Emphasis on equity in the overall compensation mix to support stockholder alignment.

•
Annual restricted stock unit grants under a fixed stockholder approved annual grant formula.

•
Stockholder approved limit on cash and equity compensation to non-employee directors.

•
A robust stock ownership guideline set at five times the annual cash retainer to support stockholder alignment.

•
Fees for committee service based on workload.

Non-Employee Director Retainer and Meeting Fee Information
Our director compensation programs are designed to provide an appropriate incentive to attract and retain qualified non-employee directors and to align their interests with the long-term interests of our stockholders. We compensate non-employee directors for their service on the Board through a combination of cash and equity awards, the amounts of which are commensurate with their role and involvement and with peer company practices. In setting director compensation, we consider the significant amount of time our directors will expend in fulfilling their duties as well as the skill level required for members of our Board. Directors who also serve as employees of the Company do not receive additional compensation for services as directors.
The Compensation Committee, which is comprised solely of independent directors, has the primary responsibility for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to non-employee directors for Board, committee and committee chair services. Under the Compensation Committee’s charter, the committee is authorized to engage consultants or advisors in connection with its review and analysis of director compensation.
Each year, the Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors and recommends changes, if any, to the Board. In making non-employee director compensation recommendations, the Compensation Committee takes various factors into consideration, including, but not limited to, the responsibilities of directors generally, as well as committee chairs, and the forms of compensation paid to directors by peer companies, and considers advice from its independent compensation consultant who provides analysis on non-employee director compensation trends and data from companies in our executive compensation peer group. The Board reviews the recommendations of the Compensation Committee and determines the form and amount of director compensation. The analysis provided by the Compensation Committee’s independent compensation consultant regarding our 2019 director compensation program showed that average pay per director was positioned near the median relative to our peer group. The Compensation Committee did not recommend any changes to the Company’s program based on its 2019 director compensation review with the result that the program remained the same year over year.
Limits on Director Compensation: Our non-employee directors currently receive compensation in the form of restricted stock unit (“RSU”) grants and cash fees. At our 2019 annual meeting of stockholders, our stockholders approved the amendment and restatement of our 2015 Equity Incentive Plan, which provides for (i) an annual fixed dollar value of RSUs in an amount equal to $245,000 (based on the average daily closing price of the Company’s common stock over the six month period ending on the last day of the fiscal year preceding the date of grant) to be granted to non-employee directors and (ii) a limit of  $1,000,000 on the total amount of annual equity compensation and cash fees that may be awarded to any non-employee director in a single fiscal year to provide for sufficient flexibility to adjust non-employee director compensation in the future if such changes are necessary to remain competitive with our peers.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   15

The following table provides information on Juniper Networks’ compensation and reimbursement practices for non-employee directors during the fiscal year ended December 31, 2019 (“fiscal 2019”):

Annual retainer for all non-employee directors (payable quarterly)	$60,000
Additional annual retainer for Audit Committee members (payable quarterly)	$20,000
Additional annual retainer for Compensation Committee members (payable quarterly)	$15,000
Additional annual retainer for Nominating and Corporate Governance Committee members (payable quarterly)	$10,000
Additional annual retainer for Audit Committee Chair (payable quarterly)	$25,000
Additional annual retainer for Compensation Committee Chair (payable quarterly)	$20,000
Additional annual retainer for Nominating and Corporate Governance Committee Chair (payable quarterly)	$10,000
Additional annual retainer for the Chairman of the Board (payable quarterly)	$75,000
Additional annual retainer for the Lead Independent Director (payable quarterly)	$30,000
Restricted Stock Units granted annually(1)	$245,000
Reimbursement for expenses attendant to Board membership	Yes
Payment for each additional committee meeting attended after total committee meeting attendance exceeds eighteen (18) in a calendar year	$1,250
(1)
Non-employee directors receive non-discretionary annual grants of RSUs, to further align their interests with stockholders. Pursuant to the 2015 Plan, on the date of each of the Company’s annual stockholder meetings, each non-employee director who is elected at (or whose term continues after) such meeting will automatically be granted RSUs for a number of shares equal to the Annual Value (as defined below), rounded down to the nearest whole share. For the grants made in 2019, the “Annual Value” was the number of RSUs equal to $245,000 divided by the average daily closing price of the Company’s common stock over the six-month period ending on the last day of the fiscal year preceding the date of grant.

Director Compensation Table for Fiscal 2019
The following table shows compensation information for our non-employee directors for fiscal 2019. Mr. Rahim, our Chief Executive Officer, did not receive any compensation for serving as a director. Compensation information for Mr. Rahim is included in the “Summary Compensation Table” set forth in this proxy statement.

Director Compensation for Fiscal 2019
Name(1)	Fees Earned or Paid in Cash	Stock Awards(2)	All Other Compensation	Total
Robert M. Calderoni(2)	$52,500	$—	$—	$52,500
Gary Daichendt	$125,000	$215,472	$—	$340,472
Anne DelSanto(3)	$67,500	$258,152	$—	$325,652
Kevin DeNuccio	$75,000	$215,472	$—	$290,472
James Dolce	$75,000	$215,052	$—	$290,052
Christine Gorjanc(4)	$60,000	$215,472	$—	$275,472
Janet Haugen(4)	$60,000	$215,472	$—	$275,472
Mercedes Johnson(2)	$45,000	$—	$—	$45,000
Scott Kriens	$135,000	$215,472	$—	$350,472
Rahul Merchant	$98,750	$215,472	$—	$314,222
William Stensrud	$80,000	$215,472	$—	$295,472
(1)
As of December 31, 2019, each of our non-employee directors listed in the table above other than Mr. Calderoni and Ms. Johnson held 8,713 RSUs. Mr. Calderoni and Ms. Johnson did not hold any RSUs as of December 31, 2019. Amounts shown do not reflect compensation actually received by the director, and there can be no assurance that these amounts will ever be realized by the non-employee directors. Instead, the amount shown is the grant date fair value of the RSU awards granted in fiscal 2019 computed in accordance with ASC Topic 718 — Compensation — Stock Compensation (“ASC Topic 718”), disregarding forfeiture assumptions.

(2)
Mr. Calderoni and Ms. Johnson left the board on May 14, 2019.

(3)
Ms. DelSanto joined the Board on March 13, 2019.

(4)
Ms. Gorjanc and Ms. Haugen joined the Board on May 14, 2019.

Proposals to be Voted On
Proposal No. 1
Election of Directors
There are ten nominees for election as directors at this year’s annual meeting — Gary Daichendt, Anne DelSanto, Kevin DeNuccio, James Dolce, Christine Gorjanc, Janet Haugen, Scott Kriens, Rahul Merchant, Rami Rahim and William Stensrud. A discussion of the primary experience, qualifications, attributes and skills of each director nominee that led our Board and Nominating and Corporate Governance Committee to the conclusion that he or she should serve or continue to serve as a director is included below in each of the director biographies. Each director nominee will be elected to serve for a term expiring at the Company’s annual meeting of stockholders in 2021 and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. There are no family relationships among any of our executive officers and directors.
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to the election of directors, your shares will be voted for the ten director nominees recommended by the Board. If you do not give voting instructions to your broker, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Recommendation
Our Board recommends a vote “FOR” the election to the Board of: Gary Daichendt, Anne DelSanto, Kevin DeNuccio, James Dolce, Christine Gorjanc, Janet Haugen, Scott Kriens, Rahul Merchant, Rami Rahim and William Stensrud.
Vote Required
Provided a quorum is present, directors will be elected by a majority of the votes cast with respect to the director nominee at the annual meeting (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee).

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   17

The names of our directors and director nominees and their ages, positions, qualifications and experience as of the date this proxy statement was filed with the SEC are set forth below.

Gary Daichendt
Age 68
Director since 2014
Lead Independent Director Board Committees: Compensation (Chair)
Other Current Public Company Boards: None
Mr. Daichendt has been principally occupied as a private investor since June 2005 and has been a managing member of Theory R Properties LLC, a commercial real estate firm, since October 2002. Mr. Daichendt served as President and Chief Operating Officer of Nortel Networks Corporation, a supplier of communication equipment, from March 2005 to June 2005. Prior to joining Nortel Networks, Mr. Daichendt served in a number of senior executive positions at Cisco Systems, Inc. (“Cisco”), a manufacturer of communications and information technology networking products, for six years, including as Executive Vice President, Worldwide Operations from August 1998 to December 2000, and as Senior Vice President, Worldwide Operations from September 1996 to August 1998. Mr. Daichendt previously served as a director of NCR Corporation from April 2006 to April 2018, ShoreTel, Inc. from April 2007 to February 2015, Emulex Corporation from February 2014 to May 2015 and Polycom, Inc. from August 2015 to September 2016.
Qualifications
Mr. Daichendt’s experience as an officer of various networking industry companies has provided him with expertise in management, sales, marketing, channel management and operations and an extensive understanding of the networking industry. Mr. Daichendt also brings public company governance experience as a member of the boards of directors and board committees of other public technology companies.

Anne DelSanto
Age 56 Director since 2019
Board Committees: Nominating and Corporate Governance
Other Current Public Company Boards: None
Ms. DelSanto has principally served as a limited partner at Operator Collective, a consulting company, since December 2019. Ms. DelSanto is also serving as a limited partner at Stage 2 Capital, a consulting company, since March 2019. From February 2018 to April 2019, she served as Executive Vice President and General Manager, Platform at Salesforce.com, Inc. (“Salesforce”), a customer relationship management company. Prior to her current role, she served in various executive-level roles at Salesforce since October 2012, including as the Executive Vice President, Americas Solution Engineering & Cloud Sales from February 2016 to February 2018; Executive Vice President, Global Solution Engineering and Cloud Specialist Sales from February 2015 to February 2016; and Senior Vice President, Global Solutions Engineering from October 2012 to February 2015. Prior to joining Salesforce, Ms. DelSanto also served in various roles of increasing responsibility in pre-sales from 1999 to 2012 at Oracle Corporation (“Oracle”), an information technology and services company, including most recently as Group Vice President, Sales Engineering from February 2012 to September 2012; and Vice President of Sales Engineering from 2007 to February 2012. She began her career in 1985 as an account systems engineer at IBM, an information technology and services company.
Qualifications:
Ms. DelSanto’s extensive experience as a senior sales executive at several technology companies, including Salesforce and Oracle, has provided her with senior leadership and executive experience and management expertise. In addition, her experience as a senior leader in companies that leverage the cloud for their business model’s success, has given her broad industry knowledge, background and expertise with cloud-businesses, software-as-a-service business models, and the requirements of enterprise customers.

 Proposals to be Voted On

Kevin DeNuccio
Age 60 Director since 2014
Board Committees: Compensation
Other Current Public Company Boards: Calix, Inc.
Mr. DeNuccio most recently served as Executive Chairman of SevOne, Inc., a digital infrastructure management software company, from May 2017 to November 2019. He served as President and Chief Executive Officer of Violin Memory, a flash-based storage array solutions company, from February 2014 to April 2017. In December 2016, Violin Memory filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Prior to joining Violin Memory, Mr. DeNuccio served as a co-founder of Wild West Capital, LLC, a venture and technology consulting firm he co-founded in July 2012. Prior to that, Mr. DeNuccio served as Chief Executive Officer of Metaswitch Networks, a provider of carrier systems and software solutions that enable communication networks to migrate to open, packet-based architectures, from February 2010 to July 2012. Mr. DeNuccio was President and Chief Executive Officer of Redback Networks Inc., a provider of advanced communications networking equipment, from August 2001 to January 2008, during which time it was acquired by Telefonaktiebolaget LM Ericsson (“Ericsson”) in January 2007 and operated as a wholly-owned subsidiary of Ericsson. Mr. DeNuccio held various positions at Cisco from 1995 to 2001, including Senior Vice President of Worldwide Service Provider Operations. Previously, Mr. DeNuccio was the founder, President and Chief Executive Officer of Bell Atlantic Network Integration Inc., a wholly-owned subsidiary of Bell Atlantic (now Verizon Communications). Mr. DeNuccio has served as a director of Calix, Inc. since September 2012. Mr. DeNuccio previously served as a director of Sandisk Corporation from August 2009 to February 2014, Metaswitch Networks from December 2008 to February 2014 and Violin Memory from February 2014 to April 2017.
Qualifications
Mr. DeNuccio’s experience as a senior executive at many companies in the technology and networking industry, including as chief executive officer at two networking companies, has provided him with senior leadership and executive experience, and management, operational and technological expertise. Mr. DeNuccio also brings public company governance experience as a member of boards of directors and board committees of other technology companies.

James Dolce
Age 57 Director since 2015
Board Committees: Compensation
Other Current Public Company Boards: None
Mr. Dolce has served as the Chief Executive Officer and a director at Lookout, Inc., a mobile security company, since March 2014. Prior to joining Lookout, Mr. Dolce was the Vice President of carrier market development at Akamai Technologies, Inc., a content delivery network and cloud services provider, from December 2012 until February 2014, and prior to that, he was the Founder and Chief Executive Officer at Verivue, Inc., a provider of digital content delivery solutions, which was acquired by Akamai, from 2006 until December 2012. Prior to Verivue, Mr. Dolce served as Executive Vice President of worldwide field operations at Juniper Networks from 2002 to 2006, where he led Juniper Networks’ global sales, marketing and customer service efforts. Mr. Dolce joined Juniper Networks through its acquisition of Unisphere Networks, Inc., where he served as Chief Executive Officer from 1999 to 2002. Mr. Dolce served on the board of directors of Infinera Corporation from May 2014 until January 2016.
Qualifications
Mr. Dolce’s experience as a senior executive at many companies in the technology and networking industry, including as chief executive officer at Lookout, Verivue and Unisphere, has provided him with senior leadership and executive experience and management, operational and technological expertise. In addition, his prior experience at Juniper Networks provides him with a detailed knowledge of Juniper Networks’ customers and industry. Mr. Dolce also brings public company governance experience based on his prior service on the boards of directors and board committees of other technology companies.
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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   19

Christine Gorjanc
Age 63 Director Since 2019
Board Committees: Audit
Other Current Public Company Boards: Invitae Corporation
Christine M. Gorjanc currently serves as the Chief Financial Officer for Arlo Technologies, Inc., an intelligent cloud infrastructure and mobile app platform company, a position she has held since August 2018. Prior to her current role, she served as the Chief Financial Officer of NETGEAR, Inc., a provider of networking products and services, since January 2008, where she previously served as Chief Accounting Officer from December 2006 to January 2008 and Vice President, Finance from November 2005 to December 2006. Prior to joining NETGEAR, Inc., Ms. Gorjanc served in a number of roles including as the Vice President, Controller, Treasurer, and Assistant Secretary of Aspect Communications Corporation, a provider of workforce and customer management solutions, from September 1996 through November 2005. Ms. Gorjanc served as the Manager of Tax for Tandem Computers, Inc., a provider of fault-tolerant computer systems, from October 1988 through September 1996. Prior to 1996, Ms. Gorjanc served in management positions at Xidex Corporation, a manufacturer of storage devices, and spent eight years in public accounting. Ms. Gorjanc has served on the board of directors and as a member of the audit committee of Invitae Corporation, a genetic testing and services company, since November 2015.
Qualifications:
Ms. Gorjanc’s extensive experience as an executive and financial expert with rapidly-growing international technology companies operating in the intelligent cloud, networking products and services industries provide her with executive business and financial expertise as well as broad industry knowledge. Ms. Gorjanc also brings public company governance experience as a member of the board of directors and audit committee of another public technology company.

Janet Haugen
Age 61 Director Since: 2019
Board Committees: Audit (Chair)
Other Current Public Company Boards: Paycom Corporation
Janet B. Haugen served as the Senior Vice President and Chief Financial Officer of Unisys Corporation (“Unisys”), a global information technology company, from April 2000 to November 2016. She also held positions as Vice President, Controller and Acting Chief Financial Officer of Unisys between April 1996 and April 2000. Prior to joining Unisys, she was an audit partner at Ernst & Young (“EY”) from 1993 to 1996, after serving in positions of increasing responsibility at EY from 1980 to 1993. Ms. Haugen currently serves on the board of directors, Audit Committee Chair and a member of the Compensation Committee of Paycom Software, Inc., a provider of comprehensive, cloud-based human capital management software, a position she has held since February 2018. She also served on the board of directors and chair of the audit committee of SunGard Data Systems Inc, a software and services company, from 2002 to 2005.
Qualifications:
Ms. Haugen has extensive leadership experience as an executive and financial expert with a global technology company and as an audit partner with a public accounting firm. Her depth of experience provides her with executive business and financial expertise as well as broad industry knowledge. Ms. Haugen also brings public company governance experience as a current and prior member of the board of directors and audit committee chair of other public technology companies.

 Proposals to be Voted On

Scott Kriens
Age 62 Director since 1996
Board Committees: Chairman of the Board
Other Current Public Company Boards: Equinix, Inc.
Mr. Kriens has served as Chairman of the Board of Directors of Juniper Networks since October 1996, Chief Executive Officer of Juniper Networks from October 1996 to September 2008 and an employee of Juniper Networks through April 2011. From April 1986 to January 1996, Mr. Kriens served as Vice President of Sales and Vice President of Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986. Mr. Kriens has served on the board of directors of Equinix, Inc. since July 2000.
Qualifications
As a result of Mr. Kriens’ prior service as the Company’s Chief Executive Officer, he developed an extensive understanding of the Company’s business and the networking industry and provides the Board with a highly informed perspective on the business independent from that of the Chief Executive Officer. Mr. Kriens’ experience with the Company from its early stages also offers the Board insight into the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view. In addition, his experience as a director of other technology companies provides him with an understanding of the operation of other boards of directors that he can contribute in his role as Chairman.

Rahul Merchant
Age 63
Director since 2015
Board Committees: Audit
Other Current Public Company Boards: None
Mr. Merchant has served as Senior Executive Vice President and Head of Client Services & Technology of TIAA-CREF, a leading financial services provider, since March 2017. Previously, Mr. Merchant served as Senior Executive Vice President and Chief Information Officer of TIAA-CREF from January 2017 to March 2017 and as Executive Vice President and Chief Information Officer of TIAA-CREF from April 2015 to January 2017. Prior to joining TIAA-CREF, he was the Chief Information and Innovation Officer for the City of New York from April 2012 to February 2014. From 2009 to April 2012, Mr. Merchant was a partner at Exigen Capital, a private equity firm based in New York City. From 2006 until 2008, Mr. Merchant was Executive Vice President, Chief Information Officer and member of the Executive Committee at Fannie Mae. He also served as Senior Vice President, Chief Information Officer and Chief Technology Officer at Merrill Lynch & Co. from 2000 to 2006. Mr. Merchant has also held senior leadership positions at Cooper Neff and Associates, Lehman Brothers, Sanwa Financial Products and Dresdner Bank. Mr. Merchant previously was a member of the board of directors of Emulex Corporation, Level 3 Communications, Inc., Sun Microsystems, Inc, and Fair Isaac Corporation.
Qualifications
Mr. Merchant’s experience as a senior technology executive at many companies in the financial industry and in the public sector has provided him with senior leadership and executive experience and management, operational and technological expertise, as well as a detailed knowledge of Juniper Networks’ customers and industry. As a Chief Information Officer, Mr. Merchant provides the Company with meaningful insight and experience related to information technology, cybersecurity best practices and the relationship between information security programs and broader business goals and objectives. Mr. Merchant also brings public company governance experience based on his prior service on the boards of directors and board committees of a number of other technology companies.
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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   21

Rami Rahim
Age 49
Director since 2014
Board Committees: None
Other Current Public Company Boards: None
Mr. Rahim joined Juniper Networks in January 1997 and was appointed as Chief Executive Officer of the Company in November 2014. Previously, Mr. Rahim served as Executive Vice President and General Manager, Juniper Development and Innovation, responsible for driving innovation across the Company through the oversight of all research and development programs, strategy, development, and business growth across the portfolio of routing, switching, and security. He has also overseen the ongoing evolution of silicon technology and the Junos operating system. In addition, Mr. Rahim has served at Juniper Networks in a number of roles, including Executive Vice President, Platform Systems Division, Senior Vice President and General Manager, Edge and Aggregation Business Unit, and Vice President, Product Management for the Edge and Aggregation Business Unit. Prior to that, Mr. Rahim spent the majority of his time at the Company in the development organization where he helped with the architecture, design and implementation of many Juniper Networks’ core, edge, and carrier Ethernet products.
Qualifications
Mr. Rahim’s day-to-day involvement in the Company’s business has provided him with extensive knowledge and understanding of the Company and its industry. As Chief Executive Officer, he is able to provide the Board with insight and information related to the Company’s strategy, financial condition, operations, competitive position and business. His prior experience in a number of management roles at Juniper Networks provided him with in-depth industry and business experience in building and operating complex networks and a detailed knowledge of Juniper Networks’ customers and industry. In addition, his experience with Juniper Networks from its early stages also offers the Board insight into the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view.

William Stensrud
Age 69
Director since 1996
Board Committees: Nominating and Corporate Governance (Chair)
Other Current Public Company Boards: None
Mr. Stensrud has served as a Partner of the SwitchCase Group, a consulting company, the Chairman of InstantEncore.com, a provider of web and mobile technology to the performing arts, and Chairman and Principal at Interactive Fitness Holdings, a designer and manufacturer of virtual stationary bicycles. From January 2007 to March 2007, he served as Chairman and Chief Executive Officer of Muze, Inc., a provider of business-to-business digital commerce solutions and descriptive entertainment media information. Mr. Stensrud was a general partner with the venture capital firm of Enterprise Partners from January 1997 to December 2006. Mr. Stensrud was an independent investor and turn-around executive from March 1996 to January 1997. During this period, Mr. Stensrud served as President of Paradyne Corporation and as a director of Paradyne Corporation, Paradyne Partners LLP and GlobeSpan Corporation, Inc. (acquired by Conexant, Inc.), all data networking companies. From January 1992 to July 1995, Mr. Stensrud served as President and Chief Executive Officer of Primary Access Corporation, a data networking company acquired by 3Com Corporation. From 1986 to 1992, Mr. Stensrud served as the Marketing Vice President of StrataCom, which he co-founded.
Qualifications
Mr. Stensrud’s years of experience in venture capital and in the management of a wide variety of technology companies have exposed him to a broad range of issues affecting businesses, including a number of businesses in the technology industry. Mr. Stensrud’s experience as an operating executive in the telecommunications and data communications industry provides the Board and management with knowledge and perspective on the Company’s daily operating challenges. His work has included analyzing and focusing on improving various aspects of businesses, including operations, strategies and financial performance.

 Proposals to be Voted On

Proposal No. 2
Ratification of Appointment of Independent Registered
Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Ernst and Young LLP has served as our independent registered public accounting firm since 1996, and Ernst & Young LLP’s current lead audit partner was selected in 2018.
The Audit Committee periodically considers whether there should be a rotation of independent registered public accounting firms because the Audit Committee believes it is important for our independent registered public accounting firm to maintain independence and objectivity. The Audit Committee annually reviews Ernst & Young LLP’s qualifications, performance, independence and fees in making its decision to engage Ernst & Young LLP and discusses the overall scope and plans for the annual audit with Ernst & Young LLP. The focus of this review process is to select and retain the most qualified firm to perform the annual audit. During the review and selection process, the Audit Committee considers a number of factors including:
•
Recent and historical audit performance, including the results of a management survey concerning Ernst & Young’s service;

•
The relevant experience, expertise and capabilities of Ernst & Young LLP and the audit engagement team in relation to the nature and complexity of our business;

•
A review of the firm’s independence and internal quality controls;

•
Any legal or regulatory proceedings that raise concerns about Ernst & Young LLP’s qualifications or ability to continue to serve as our independent auditor, including reports, findings and recommendations of the Public Accounting Oversight Board;

•
The appropriateness of Ernst & Young LLP’s fees for audit and non-audit services; and

•
The length of time that Ernst & Young LLP has served as our independent auditor, the benefits of maintaining a long-term relationship and controls and policies for ensuring that Ernst & Young LLP remains independent.

In accordance with SEC rules and company policies, our lead audit partner is limited to a maximum of 5 years of service in that capacity. In order to select the lead engagement partner, management meets with each candidate for the role and then reviews and discusses the candidates. Based on recommendations from management and the chair, the full committee reviews and approves the lead engagement partner. Based on our review, the members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.
During fiscal 2019, Ernst & Young LLP provided certain tax and audit related services. See the “Principal Accountant Fees and Services” section of this proxy statement. Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2019 and 2018.
Representatives of Ernst & Young LLP are expected to attend the annual meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise, the Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm. Even if the appointment is ratified, the

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   23

Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.
Recommendation
Our Board unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as Juniper Networks’ independent registered public accounting firm for the fiscal year ending December 31, 2020.
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted “FOR” the proposal, as recommended by the Board. Even if you do not give voting instructions to your broker, your broker may vote your shares on this matter.
Vote Required
Provided a quorum is present, ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

 Proposals to be Voted On

Principal Accountant Fees and Services
The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to serve as Juniper Networks’ auditors for the fiscal year ending December 31, 2020.
Fees Incurred by Juniper Networks for Ernst & Young LLP
Fees for professional services billed or to be billed by the Company’s independent registered public accounting firm in each of the last two years were approximately:
	2019	2018
Audit Fees	$5,951,882	$6,008,700
Audit-Related Fees	$622,000	$965,000
Tax Fees	$752,192	$463,851
All Other Fees	$0	$0
Total	$7,326,074	$7,437,551
Audit fees include professional services fees in connection with the audit of the Company’s annual financial statements, the review of its quarterly financial statements, and the issuance of a comfort letter and consents, and audit services provided in connection with other statutory or regulatory filings.
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, and are not reported under “Audit Fees”. These services include accounting consultations in connection with transactions, attest services that are required by statute or regulation, and consultations concerning financial accounting and reporting standards.
Tax fees are for professional services rendered for tax compliance, tax advice or tax planning.
All other fees are for products and services for Ernst & Young LLP rendered to Juniper Networks, other than the services described above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” for the years ended December 31, 2018 and December 31, 2019, were zero.
Audit Committee’s Pre-Approval Policy and Procedures
Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee’s charter gives the Audit Committee the power to delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit services. The Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2019 and 2018.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   25

Report of the Audit Committee of the Board of Directors
The following Audit Committee Report shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Audit Committee is composed entirely of non-management directors. The members of the Audit Committee meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. The Audit Committee operates under a written charter, which contains a description of the scope of the Audit Committee’s responsibilities and how they will be carried out, which may be found on the Company’s website at http://investor.juniper.net/investor-relations/corporate-governance/default.aspx.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including establishing and maintaining adequate internal control over the Company’s financial reporting. The independent registered public accounting firm of Ernst & Young LLP, or E&Y, reports to the Audit Committee, and E&Y is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards in the United States. The Audit Committee discussed the overall scope and plans for the annual audit with E&Y.
The Audit Committee meets regularly with E&Y, with and without management present, to discuss the results of E&Y’s examinations, evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 15 meetings during fiscal 2019.
In this context, the Audit Committee hereby reports as follows:
1.
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2019 with the Company’s management.

2.
The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm its independence.

4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2019 be included in Juniper Networks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE
Janet Haugen (Chair)
Christine Gorjanc
Rahul Merchant

 Proposals to be Voted On

Proposal No. 3
Non-Binding Advisory Vote on Executive Compensation
This proposal provides our stockholders with the opportunity to cast a vote, on an advisory basis, on the compensation of the executive officers named in the “Summary Compensation Table” below, who we refer to as our “named executive officers” or “NEOs,” pursuant to Section 14A of the Exchange Act. For more detail on the compensation of our NEOs, please see the section entitled “Executive Compensation,” including the “Compensation Discussion and Analysis” and the compensation tables included in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a stockholder, the opportunity to express your views on our executive compensation program and policies and the compensation paid to our NEOs.
The Company’s current policy is to hold a Say-on-Pay vote each year, and we expect to hold another advisory vote with respect to executive compensation at the 2021 annual meeting of stockholders.
As described in detail in the “Compensation Discussion and Analysis” section of this proxy statement, we design our executive compensation program to implement our core objectives of  (i) providing competitive pay, (ii) paying for performance, and (iii) aligning management’s interests with the interests of our long-term stockholders. We believe that compensation in 2019 for our Chief Executive Officer and our other NEOs is well aligned with the Company’s performance and the interests of our stockholders and reflects our objective to link pay with performance for our NEOs.
Recommendation
Our Board believes that the Company’s executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board of Directors recommends that you vote “FOR” the following resolution:
“RESOLVED, that Juniper Networks, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis and Executive Compensation sections of this proxy statement.”
If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted “FOR” the proposal, as recommended by the Board. If you do not give voting instructions to your broker, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Vote Required
Provided a quorum is present, the advisory approval of our executive compensation requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to be voted at the annual meeting.
As this is an advisory vote, the result will not be binding; however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by our stockholders and will take the outcome of the vote under advisement in evaluating our executive compensation principles, design and practices.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   27

Proposal No. 4
Approval of the Amendment and Restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan
Background
Our 2008 Employee Stock Purchase Plan or, the 2008 ESPP, is designed to provide our eligible employees and those of our participating subsidiaries with the opportunity to purchase shares of our common stock on periodic purchase dates through their accumulated payroll deductions.
We believe our success is largely due to our highly talented employee base and that our future success depends on our ability to attract and retain high caliber personnel. We believe that the 2008 ESPP is an important employee retention and recruitment vehicle, as it closely aligns the interests of our employees with those of our stockholders by encouraging employees to invest in our common stock, and helps our employees share in the Company’s success through the appreciation in value of such purchased stock.
Summary of the Proposal
Our Board approved the amendment and restatement of the 2008 ESPP on February 20, 2020, subject to approval by our stockholders, which we refer to as the “Amended 2008 ESPP.” If approved by stockholders, the Amended 2008 ESPP will provide for an increase of 8,000,000 shares over the number of shares of common stock currently authorized for issuance under the 2008 ESPP, for a total of 43,000,000 shares. The Amended 2008 ESPP also clarifies, among other things, that the transfer of employment from one participating company to another will not constitute a termination of employment for purposes of the Amended 2008 ESPP but may result in the participant participating in a different offering under the Amended 2008 ESPP, and certain terms and conditions may continue to apply.
When the 2008 ESPP was adopted and approved by our stockholders in May 2008, the 2008 ESPP had a maximum number of 12,000,000 shares of common stock available for purchase. The 2008 ESPP was subsequently amended by our Board, which amendments were approved by our stockholders in May 2012, May 2015 and May 2017, to increase the maximum number of shares available for purchase by an aggregate of 23,000,000 shares of common stock.
As of March 19, 2020, an aggregate of 4,900,995 shares of common stock remained available for future issuance under the 2008 ESPP. We estimate that, with an increase of 8,000,000 shares, we will have a sufficient number of shares of common stock to cover purchases under the 2008 ESPP through 2024, assuming a stable stock price and consistent participation rate in our ESPP. Our Board believes it is in the best interests of Juniper Networks and our stockholders to continue to provide our employees with the opportunity to acquire an ownership interest in Juniper Networks through their participation in the 2008 ESPP for the reasons noted above.
Description of the Amended 2008 ESPP
The material features of the Amended 2008 ESPP are summarized below. This summary does not purport to be a complete description of all the provisions of the Amended 2008 ESPP, and this summary is qualified in its entirety by reference to the text of the Amended 2008 ESPP.
A complete copy of the proposed Amended 2008 ESPP is attached to this proxy statement as Annex A.
SHARES. Subject to adjustment upon changes in capitalization of the Company, the maximum number of shares of which will be made available for purchase under the Amended 2008 ESPP will be 43,000,000 shares. The Amended 2008 ESPP does not contain an evergreen provision, pursuant to which the share pool would be automatically increased each year based on a specified formula.
ADMINISTRATION. The Amended 2008 ESPP may generally be administered by the Board or a committee of the Board which we refer to, as applicable, as the ESPP Administrator. The ESPP Administrator has the authority to construe and interpret any of the provisions of the Amended 2008 ESPP.

 Proposals to be Voted On

INTERNATIONAL STOCK PURCHASE RIGHTS. To provide us with greater flexibility in structuring our equity compensation programs for our non-U.S. employees, the Amended 2008 ESPP also permits us to grant our non-U.S. employees rights to purchase stock pursuant to rules or sub-plans adopted by the ESPP Administrator in order to achieve tax, securities law or other compliance objectives, which we refer to as International Awards. While the Amended 2008 ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code, or Section 423, these International Awards will not qualify under Section 423. Please refer to “Certain United States Federal Tax Consequences” below for a discussion of tax consequences under Section 423.
ELIGIBILITY. Employees generally are eligible to participate in the Amended 2008 ESPP if they are customarily employed by Juniper Networks or by a participating subsidiary for more than twenty (20) hours per week and more than five (5) months in any calendar year. International Awards may be made to employees customarily employed for fewer hours or months. Eligible employees may select a rate of payroll deduction between 1% and 10% of their compensation and are subject to certain maximum purchase limitations.
As of March 19, 2020, approximately 9,437 employees, including all of our current executive officers, were eligible to participate in the Amended 2008 ESPP. For the offering period under the 2008 ESPP that concluded on January 31, 2020, 4,934 employees actually participated in such offering, representing approximately 51.5% of our 9,574 employees who were eligible to participate in that offering period.
OFFERINGS. Currently, each offering under the Amended 2008 ESPP will be for a period of twenty-four months and will consist of four consecutive purchase periods of approximately six months in length. Offering periods begin on February 1 and August 1, or if such date is not a “trading day” (as defined in the Amended 2008 ESPP), the next trading day. Each participant in the Amended 2008 ESPP will be granted a right to purchase shares on the first day of the offering period and the purchase right will be automatically exercised on the last day of each offering period during the offering period using the contributions the participant has made for this purpose. The purchase price for the common stock purchased under the Amended 2008 ESPP is 85% of the lesser of the fair market value of the common stock on the first business day of the applicable offering period or on the last business day of the applicable purchase period. If the fair market value of a share of our common stock on an exercise date other than the final exercise date of an offering period is less than the fair market value of a share of our common stock on the first business day of the applicable offering period, then (i) such offering period will terminate immediately at the end of such exercise date, after giving effect to the exercise and purchase of shares of common stock for the purchase period, and (ii) each participant in such offering period will be automatically enrolled in the offering period commencing on the first trading day immediately following such exercise date.
Notwithstanding the foregoing, the Administrator for the Amended 2008 ESPP has the power to change the terms of new offering periods under the Amended 2008 ESPP (including, but not limited to (i) the length of such offering periods, provided that no such offering period is longer than 27 months, (ii) whether such offering periods will include one or more embedded purchase periods and/or (iii) whether such offering periods will have automatic rollover or reset provisions). Further, the ESPP Administrator may designate separate offering periods under the Amended 2008 ESPP in which eligible employees will participate and the provisions of the Amended 2008 ESPP will separately apply to each offering period.
SPECIAL LIMITATIONS. The Amended 2008 ESPP imposes certain limitations upon a participant’s rights to acquire common stock, including the following limitations:
•
Purchase rights may not be granted to any individual who owns stock, including stock purchasable under any outstanding purchase rights, possessing 5% or more of the total combined voting power or value of all classes of stock of Juniper Networks or any of its affiliates;

•
Purchase rights granted to a participant may not permit the individual to accrue the right to purchase our common stock at an annual rate of more than $25,000, valued at the time each purchase right is granted; and

•
Unless otherwise approved by the ESPP Administrator in advance for future offering periods, no participant will be permitted to purchase during any twelve (12) month period more than six thousand (6,000) shares of our common stock (subject to any adjustment pursuant to stock splits, recapitalizations. dividends or other similar events).

TERMINATION OF PURCHASE RIGHTS. A purchase right will terminate upon the participant’s election to withdraw from the Amended 2008 ESPP. Any payroll deductions that the participant may have made with respect to the terminated purchase right that have not been used to purchase shares will be refunded to the participant if the election to withdraw

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from the Amended 2008 ESPP is received by Juniper Networks prior to the end of an offering period. A participant’s election to withdraw from the Amended 2008 ESPP is irrevocable, and the participant may not re-join the offering period for which the terminated purchase right was granted.
A purchase right will also terminate upon the participant’s termination of employment. Any payroll deductions that the participant may have made during the offering period in which the termination occurs will be refunded to the participant. A transfer of employment from one participating company to another will not constitute a termination of employment for purposes of the Amended 2008 ESPP but may result in the participant participating in a different offering under the Amended 2008 ESPP, and certain terms and conditions may continue to apply.
In addition, Juniper Networks has specifically reserved the right, exercisable in the sole discretion of the ESPP Administrator, to terminate the Amended 2008 ESPP, or any offering period thereunder, at any time.
STOCKHOLDER RIGHTS. No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of the purchase.
ASSIGNABILITY. No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following the participant’s death. Each purchase right will, during the lifetime of the participant, be exercisable only by the participant.
MERGERS, CONSOLIDATIONS AND CHANGE IN CONTROL. The Amended 2008 ESPP provides that, in the event of the proposed dissolution or liquidation of Juniper Networks, the offering period will terminate immediately prior to the consummation of the proposed action, provided that the ESPP Administrator may, in its sole discretion, fix an earlier date for termination of the Amended 2008 ESPP and provide each participant the opportunity to purchase shares under the Amended 2008 ESPP prior to the termination. The Amended 2008 ESPP also provides that in the event of certain merger or “change-in-control” transactions, if the successor corporation refuses to assume or substitute for the purchase right under an ongoing offering period, the offering period with respect to which such purchase right relates will be shortened by setting a new exercise date that occurs before the date of the Company’s proposed merger or change in control.
AMENDMENT OF THE AMENDED 2008 ESPP. The ESPP Administrator has the authority to amend, terminate or extend the term of the Amended 2008 ESPP, except that stockholder approval is required to increase the number of shares that may be issued under the Amended 2008 ESPP.
TERMINATION OF THE AMENDED 2008 ESPP. The Amended 2008 ESPP will terminate in 2028, on the twentieth anniversary of the date of the initial adoption of the 2008 ESPP by our Board, unless terminated earlier under the terms of the Amended 2008 ESPP. The effect of termination is that no new offering periods will commence under the Amended 2008 ESPP, but any outstanding offering periods will continue according to their terms.
Federal Income Tax Consequences
Except with respect to International Awards, the Amended 2008 ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423. Under such a plan, no taxable income will be reportable by a participant, and no deductions will be allowable to Juniper Networks, as a result of the grant or exercise of the purchase rights issued under the Amended 2008 ESPP. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Amended 2008 ESPP or in the event the participant should die while still owning the purchased shares.
If the participant sells or otherwise disposes of the purchased shares within two years after commencement of the offering period during which those shares were purchased or within one year of the date of purchase, the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares. If the participant sells or disposes of the purchased shares more than two years after the commencement of the offering period in which those shares were purchased and more than one year from the date of purchase, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or 15% of the fair market value of the shares on the date of commencement of such offering period. Any additional gain upon the disposition will be taxed as a capital gain.

 Proposals to be Voted On

If the participant still owns the purchased shares at the time of death, the lesser of the amount by which the fair market value of the shares on the date of death exceeds the purchase price or 15% of the fair market value of the shares on the date of commencement of the offering period during which those shares were purchased will constitute ordinary income in the year of death.
If the purchased shares are sold or otherwise disposed of within two years after commencement of the offering period during which those shares were purchased or within one year after the date of purchase, then Juniper Networks will be entitled to an income tax deduction in the year of sale or disposition equal to the amount of ordinary income recognized by the participant as a result of such sale or disposition. No deduction will be allowed in any other case.
New Plan Benefits
Our named executive officers have an interest in this proposal because they are eligible to participate in the Amended 2008 ESPP. Non-employee directors of the Board are not eligible to participate in the 2008 ESPP.
The benefits to be received by our executive officers and employees if the Amended 2008 ESPP becomes effective are not determinable, since the amounts of future purchases by participants are (i) based on elective participant contributions and the per-share purchase price, which depends on the future value of our common stock, and (ii) subject to the restrictions of Section 423 and the Amended 2008 ESPP. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the 8,000,000 share increase for which stockholder approval is sought under this proposal. If stockholder approval is not be obtained, the amendment and restatement of the 2008 ESPP will not become effective, and the share increase will not be implemented.
The official closing price per share of our common stock as reported on the NYSE as of March 19, 2020 was $18.17.
History of Grants under 2008 ESPP
The table below shows, as to the listed individuals and specified groups, the number of shares of common stock that were purchased under the 2008 ESPP from the inception of the 2008 ESPP through March 19, 2020.
Name and Position	Number of Purchased Shares(3)
Rami Rahim(1) Chief Executive Officer and Director	0
Kenneth Miller(1) Executive Vice President, Chief Financial Officer	12,026
Manoj Leelanivas Executive Vice President, Chief Product Officer	0
Anand Athreya(1) Executive Vice President, Chief Development Officer	11,808
Brian Martin Senior Vice President, General Counsel	3,248
Executive Officer Group (6 persons)	27,082
Non-Executive Director Group (9 persons)(1)(2)	N/A
Non-Executive Officer Employee Group(1)	30,099,005
(1)
Non-employee directors are not eligible to participate in the 2008 ESPP and will not be eligible to participate in the Amended 2008 ESPP; however, Mr. Kriens purchased an aggregate of 1,361 shares of common stock under the 2008 ESPP while he was an employee of the Company. The number of shares of common stock purchased by Mr. Kriens under the 2008 ESPP when he was an employee of the Company is reflected in the amount set forth for the Non-Executive Officer Employee Group.

(2)
There are no nominees for election as a director who are not covered by the above. No purchase rights have been granted under the 2008 ESPP by any associate of any of our executive officers or directors, and no person received 5% or more of the total number of purchase rights granted under the 2008 ESPP since its inception.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   31

Recommendation
Our Board unanimously recommends a vote “FOR” approval of the foregoing amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan.
If you sign your proxy or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted for approval of the Amended 2008 ESPP, as recommended by the Board. If you do not give voting instructions to your broker, your broker will not be able to vote your shares and your shares will not be voted on this matter.
Vote Required
Provided a quorum is present, approval of the foregoing amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

Executive Compensation
Compensation Discussion and Analysis
Our Compensation Discussion and Analysis provides an overview of  (1) our executive compensation policies, framework and philosophy, and (2) the compensation decisions the Compensation Committee has made under such policies, framework and philosophy for the named executive officers (“NEOs”) of the Company, who are listed below.
Named Executive Officers
Rami Rahim	Chief Executive Officer (“CEO”)
Anand Athreya	Executive Vice President, Chief Development Officer
Kenneth Miller	Executive Vice President, Chief Financial Officer
Manoj Leelanivas	Executive Vice President, Chief Product Officer
Brian Martin	Senior Vice President, General Counsel
We refer to the Compensation Committee in this “Compensation Discussion and Analysis” section of the proxy statement as the “Committee.”
Our Compensation Discussion and Analysis is organized into four sections.
•
Section 1 — Executive Summary

•
Section 2 — Setting Executive Compensation

•
Section 3 — Elements of Executive Compensation

•
Section 4 — Other Compensation Policies and Information

Section 1 — Executive Summary
Juniper Networks Overview and 2019 Performance
Juniper Networks designs, develops, and sells products and services for high-performance networks, to enable customers to build scalable, reliable, secure, and cost-effective networks for their businesses. In 2019, we continued to execute our strategy to capture share in the cloud and cloud-enabled segments of our market.
In 2019, net revenues decreased primarily due to the Service Provider vertical, partially offset by growth in Enterprise and Cloud. We believe the decline in the Service Provider vertical is due to continued business challenges facing some of our largest Service Provider customers. Our Cloud vertical returned to year-over-year growth in 2019. Certain large Cloud customers were transitioning their network architecture as they continued to add capacity. The transition from purchasing our MX product family to our PTX product family contributed to the decline in our net revenues as the PTX product family has a lower average selling price compared to the MX product family. We believe the MX to PTX transition is largely behind us. Nevertheless, we are focused on the Cloud vertical as well as the transition to 400-gig Ethernet, which we believe will present further opportunities for Juniper across our portfolio as our Cloud customers value high-performance, highly compact, power efficient infrastructures, which we support and continue to develop. Likewise, we were pleased by the year-over-year revenue growth in 2019 that we experienced in our Enterprise vertical.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   33

The following tables highlight certain year-over-year key financial results.
Certain Key Financial Results: 2019 vs. 2018
Results (in millions, except per share amounts and percentages)	Fiscal 2018	Fiscal 2019	Year-over-Year % Change
Revenue	$4,647.5	$4,445.4	-4.3%
Cash Flow from Operations	$861.1	$528.9	-38.6%
Per Share Stock Price at Fiscal Year End	$26.91	$24.63	-8.5%
Dividends per Share	$0.72	$0.76	5.6%
Stock Buyback	$750.0	$550.0	-26.7%
2019 Pay Outcomes
Our fiscal year financial results and stock price performance resulted in executive compensation program outcomes, which align with our pay-for-performance philosophy:
•
The Executive Annual Incentive Plan (“AIP”) paid out at less than target. For 2019, our AIP had a 90% cash payout for our NEOs, but the cash payout amount was reduced to account for the vesting of previously granted Bonus PSUs (as described in greater detail below).

•
Similarly, the 2019 tranche for our three-year performance share awards (“PSAs”) “banked” at an amount less than target. For 2019, our PSAs “banked” at 78%.

•
Based on performance during the three-year period covering fiscal years 2017, 2018 and 2019, our 2017 PSAs were earned and settled at approximately 26% of target.

•
Based on stock price performance in 2019, no price-vested RSUs, which were issued in prior years, vested in 2019.

 Executive Compensation

CEO Compensation for 2017-2019
Consistent with the Committee’s “pay-for-performance” philosophy, the majority of our CEO’s target pay is at risk. As a result, we believe that the value that will ultimately be realized by our CEO aligns with the Company’s strategic and financial results and stock price performance. We believe that realizable and realized compensation perspectives provide valuable data points to evaluate the alignment between pay-and-performance for our CEO.
Target versus Realizable and Realized Pay: 2017-2019
The above chart illustrates the value of target pay granted to the CEO from fiscal years 2017-2019 compared to both his realizable pay and realized pay over the same time frame.
“Target Pay” reflects (1) the sum of the following components reported in our “Summary Compensation Table” for the applicable year: Salary, Stock Awards, and All Other Compensation, and (2) the target opportunity reflected in our “Grants of Plan-Based Awards” table for the applicable year with respect to Non-Equity Incentive Plan Awards.
“Realizable Pay” is calculated in the same manner as “Target Pay,” except (i) the amounts shown in the Bonus column in our “Summary Compensation Table” for the applicable year are included, (ii) the Non-Equity Incentive Plan Compensation reflects the actual value disclosed for the applicable year in our “Summary Compensation Table,” and (iii) equity incentive vehicles are valued based on the closing price per share of our common stock at each fiscal year end, and further adjusted as follows:
•
PSA awards are adjusted to reflect the actual number of  “banked” shares for the relevant fiscal year to reflect the achievement of annual performance targets established for that year,

•
PSA awards that vest based upon achievement of Juniper’s total shareholder return relative to the S&P 500 Index, as well as price-vested equity awards, reflect the target number of shares issuable for such awards, and

•
Bonus PSUs for the applicable year are included only if the performance conditions were achieved.

“Realized Pay” reflects (i) Salary, Bonus, Non-Equity Incentive Plan Compensation and All Other Compensation as reported in our “Summary Compensation Table” for the applicable year and (ii) the Value Realized on Vesting as reported in our “Stock Vested” table for the applicable year.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   35

Stockholder Engagement for 2019
The Committee considers the outcome of the annual “Say-on-Pay” advisory vote when making decisions regarding the executive compensation program. At the Company’s 2019 Annual Meeting of Stockholders, approximately 91% of the votes cast on the fiscal year 2018 Say-on-Pay advisory vote were cast in favor of approving the compensation of our NEOs. The Committee viewed the outcome of the Say-on-Pay advisory vote as indicative that a significant majority of the Company’s stockholders view the Committee’s approach to executive compensation favorably.
In addition, following our 2019 annual “Say-on-Pay” advisory vote, Juniper Networks continued its practice of meeting with stockholders to solicit feedback on our executive compensation program. As described above in the section entitled “Stockholder Engagement” of this proxy statement, our engagement efforts, as well as ongoing conversations between management and stockholders on a variety of matters, reflect our commitment to strong corporate governance and our goal of seeking input directly from our stockholders, which we believe allows us to better understand our stockholders’ perspectives.
As a result of the Committee’s evaluation of the results of the “Say-on-Pay” advisory vote, the feedback received from stockholders and the advice from the Committee’s independent compensation consultant, the Committee determined that significant changes to the design of the Company’s executive compensation and equity programs were not warranted at this time; however, the Committee determined to:
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Continue Providing PSAs Based Upon Relative Total Shareholder Return. In 2018, the Company provided NEOs with a new class of PSAs based upon the Company’s total shareholder return relative to the S&P 500 Index over three years (“RTSR PSAs”). The Committee believes that RTSR PSAs help to strengthen the alignment between our NEOs’ compensation with shareholder interests as payout is predicated on the Company’s long-term performance relative to the S&P 500 Index over a sustained period. Based on the Company’s TSR performance, shares may be earned at the conclusion of the three-year performance period, ensuring that NEOs are incentivized to remain at the Company to develop and execute on long-term strategic goals. Based in part upon input received from stockholders in 2018 and 2019, the Committee continued to utilize RTSR PSAs in 2019 and also increased the relative proportion of RTSR PSA grants as an element of long-term performance-based compensation for our NEOs.

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Continue Focusing on Prudent Management of the Company’s Equity Burn Rate. The Company intends to continue focusing on keeping its equity burn-rate in-line with its peer companies. Based in part upon input received from stockholders, for 2019, the Committee continued its commitment to an equity burn-rate of 2.30% of basic weighted-average common shares outstanding (“CSO”) notwithstanding the sustained decrease in CSO over the last five years. We believe this commitment helps to mitigate stockholder dilution while still allowing us to be competitive to attract and retain talent. The following chart shows how we have managed our equity burn rate over the past five years.

Total Shares Granted (Burn Rate): 2015-2019(1)
(1)
Shares granted, as well as burn rate, counts each RSU as one share and counts each performance share as one share based on the target number of shares issuable under the award.

 Executive Compensation

Strong Executive Compensation Practices
The Committee takes seriously its duty to maintain a comprehensive governance framework that is aligned with market leading practice and standards. Therefore, the Committee has adopted a strong corporate governance framework for executive compensation that includes the components described below.
What We Do
Pay-for-performance	A significant percentage of total target direct compensation is performance-based and aligned with the Company’s financial performance and stockholder return. Our annual and long-term plans provide a balance of incentives and include different measures of performance.
Annual “Say-on-Pay” Advisory Vote and Stockholder Outreach	We conduct an annual “Say-on-Pay” advisory vote and we maintain an active stockholder engagement program to foster strong relationships with our stockholders.
Stock ownership guidelines	We have established stock ownership guidelines for members of our Board and NEOs to align the interests of our leadership with those of our stockholders.
“Claw-back” policy	We adopted a “claw-back” policy under which all of our executive officers are required, in certain instances, to repay overpayments of incentive compensation awards.
“Double-trigger” change-in-control arrangements	An executive’s cash severance rights will trigger and unvested equity awards will vest upon a change in control only if the executive also experiences a qualifying termination of employment.
Retain an independent compensation consultant	The Committee engaged an independent compensation consultant, Compensia, to provide analysis, advice and guidance on executive compensation matters.
Annual Assessment of Executive Compensation	The Committee reviews an annual executive compensation assessment prepared by Compensia.
Avoid excessive risk taking	The Committee reviews an annual executive compensation program risk assessment conducted by its independent compensation consultant.
What We Don’t Do
No stock option or stock appreciation right repricing	The Company’s 2015 Equity Incentive Plan does not permit us to reprice or repurchase “underwater” stock options or stock appreciation rights without stockholder approval or to grant stock options or stock appreciation rights with an exercise price below fair market value.
No “Golden Parachute” tax gross-ups	The Company has no executive officer contracts providing for an excise tax gross-up following a change in control.
No hedging or pledging of Company stock and no use of margin accounts	The Company has adopted a policy that prohibits members of our Board and all employees, including Section 16 Officers, from pledging their Company stock or engaging in short sales of Company stock and other similar transactions that could be used to hedge the risk of Company stock ownership.
No “evergreen” or fixed-term employment agreements	We do not provide “evergreen” positions in any employment agreements with executive officers. Employment of our executive officers is “at will” and may be terminated by either the Company or the employee at any time.
No dividend equivalents on unvested equity awards	We do not and our stock plan does not permit us to pay dividends or dividend equivalents on unearned shares or units.
No excessive perks	We offer only certain limited benefits as required to remain competitive and to attract and retain highly talented executives.
No single trigger change-in-control or excessive severance benefits	We do not provide single trigger change-in-control benefits or severance cash payments exceeding 3x base salary and bonus.
No Executive Pension or SERPs	We do not provide for any executive pension plans or SERPs.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   37

Section 2 — Setting Executive Compensation
Roles
The Company’s executive compensation program is established and overseen by the Committee with support provided by its independent compensation consultant, Compensia, Inc. (“Compensia”), and management. Each of their roles is described below.
Role of the Compensation Committee
The Committee is comprised entirely of independent directors and has the responsibility of establishing compensation for our officers who are designated as reporting officers under Section 16 of the Exchange Act. The Committee has overall responsibility for establishing and evaluating executive officer compensation plans, policies, and programs, including the evaluation of the Chief Executive Officer. The Committee also has responsibility for reviewing the overall equity award practices of the Company. The Committee has the authority to receive appropriate funding from Juniper Networks for obtaining advice and assistance from outside legal counsel, compensation consultants, or other advisors, as the Committee deems necessary to carry out its duties. In addition, the Committee is free to replace its independent compensation consultants or retain additional advisors at any time.
The Committee independently decides the salary, incentive target and equity awards for the Chief Executive Officer with input from its independent compensation consultant. Based on the information presented from the independent compensation consultant, the Committee discusses the Chief Executive Officer’s contribution and performance, Company performance, the competitive market, and the other factors discussed below, and independently makes compensation decisions in an executive session, without members of management present.
Role of the Independent Compensation Consultant
The Committee engaged Compensia to serve as its independent consultant beginning in August 2018 and continuing through 2019. Compensia advised the Committee with respect to trends in executive compensation, review of market information, and assessment of compensation actions required under its charter. Based on the consideration of the various factors as set forth in the rules of the SEC and the NYSE, the Committee has determined that its relationship with Compensia is an independent compensation consultant under the rules of the NYSE and there are no conflicts of interest. In 2019, Compensia did not provide the Company with any other services and did not receive any compensation from us other than with respect to the services described above.
The Committee’s compensation consultant attends most Committee meetings either in person or by phone and provides its advice and guidance, as well as relevant market data on executive pay levels, practices and design, to the Committee. For additional details on the engagement and services provided by Compensia, please refer to the “Compensation Consultant Disclosure” section of this proxy statement.
Role of Management
Our CEO makes recommendations to the Committee regarding the salary, incentive target and equity awards for the executive officers other than himself. These recommendations are based on market-based analysis and guidance provided by its compensation consultant on behalf of the Committee and our CEO’s assessment of individual specific factors, such as the individual’s role and contribution to Company performance and the other factors discussed below. Our CEO is also assisted by the Company’s Human Resources department in making these recommendations.
Executive Compensation Philosophy
The Committee has established guiding principles with respect to our executive compensation program, as detailed below. The Committee believes that these guiding principles drive desirable behaviors, accountability, and alignment with stockholder interests.

 Executive Compensation

Principle	Strategy
Enhance Accountability	Executive compensation linked to a clear set of business objectives
Manage to Balanced Results
Compensation strategy that drives balanced results between the following:
•  Short- and long-term objectives
•  Individual and team performance
•  Financial and non-financial objectives
•  Customer satisfaction and growth

Reward High Performance	Upside potential for superior performance with downside risk for under performance
Attract & Retain Talent	Market-competitive programs with flexibility to be aggressive for critical talent retention and acquisition
Align with Stockholder Interests	Programs that are transparent, easily understood and aligned with long-term stockholder interests
Encourage Health and Financial Well-Being	Market-competitive benefit programs that encourage wellness and financial savings
Based on the guiding principles, the Committee then reviews the various elements of compensation in order to develop our executive compensation program. The following table lists the elements of our 2019 executive compensation program and the primary purpose and performance measures associated with each element of the 2019 executive compensation program.
	Fixed	Variable Short-Term		Variable Long-Term			Other
	Base Salary	Executive AIP Cash	Bonus PSU	Financial PSA	RTSR PSA	RSU	Benefits
Primary Purpose	Attract and retain		Retain	Attract and retain			Encourage wellness and financial savings
		Provide focus on annual financial and non-financial goals, motivate performance		Reward achievement of financial and strategic results that drive long-term stockholder value
Create ownership and align employee efforts with stockholder interests
Performance Measures		• Revenue • Non-GAAP EPS • Software Revenue • Strategic goals	• Revenue	• Revenue • Non-GAAP EPS • Software Revenue	• Shareholder return over a sustained duration
Total Performance/ Vest Period	Ongoing	1-year	1-year performance 2-year vest (ratable)	1-year performance in each of 3 years 3-year vest (cliff)	3-year performance & vest (cliff)	3-year (ratable)	Ongoing
Finally, the Committee continued its practice of setting compensation on an individual basis aligned with our guiding principles for executive compensation. Generally, in determining compensation for our NEOs, the Committee considers a number of factors, including, among other things, each executive’s:
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individual performance,

•
tenure,

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role, including complexity of responsibilities and scope,

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pre-existing compensation arrangements, including equity retention hold,

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internal comparisons and peer market data, and

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ability to impact business results.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   39

The Committee believes this practice aligns executive officer compensation levels with stockholder interests while continuing to potentially reward executives for achieving financial and strategic results that drive stockholder value over the long-term, including rewarding above-target performance with above-target pay.
Our NEOs’ pay mix emphasizes “at risk” pay opportunities, including performance-based compensation. In 2019, with respect to our CEO’s annual target compensation package, “performance-based” compensation was awarded in the form of an annual cash bonus incentive and performance-based equity. Overall, our CEO’s “variable” compensation in the form of an annual cash bonus incentive and equity awards comprised 91% of his target total direct compensation.
2019 Target Pay Mix
(1)
Target Total Direct Compensation reflects (i) salary disclosed in the “Summary Compensation Table”, (ii) the target opportunity for non-equity incentive plan awards disclosed in the “Grants of Plan-Based Awards For Fiscal 2019” table, and (iii) the grant date fair value of all stock awards as disclosed in the “Grants of Plan-Based Awards For Fiscal 2019” table.

(2)
Target Total Direct Compensation reflects an average of the following components for our continuing-NEOs (other than the CEO): (i) salary as disclosed in the “Summary Compensation Table,” (ii) the target opportunity for non-equity incentive plan awards disclosed in the “Grants of Plan-Based Awards For Fiscal 2019” table, and (iii) the grant date fair value of all stock awards as disclosed in the “Grants of Plan-Based Awards For Fiscal 2019” table.

Competitive Compensation Data
The Committee reviews competitive compensation data to establish market reference points, including data from the Peer Group (as described below) and broader technology company data based on a custom Radford survey.
2019 Peer Group
The Committee utilizes a compensation peer group of publicly traded networking equipment and other high technology companies (the “Peer Group”) to monitor and assess the market competitiveness of the compensation levels of our NEOs relative to similar positions in the Peer Group, and to review the compensation practices of similarly situated companies. In August 2018, the Committee, with input from its compensation consultant, established the Peer Group for use in 2019. In deciding whether a company should be included in the Peer Group, the Committee generally considered the following screening criteria:
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Industry relevance;

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Revenue and historical revenue growth;

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Market value;

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Business model;

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Scope of operations; and

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Whether the Company is likely to compete with the company in the Peer Group for executive talent.

The Peer Group is regularly reviewed and assessed by the Committee with the assistance of its compensation consultant to take into account changes in both the Company and the companies in the Peer Group based on the selection criteria described above. For 2019, the Committee determined to remove Brocade Communication Systems, Corning and NVIDIA from the prior year Peer Group, and determined to add F5 Networks and Palo Alto Networks. For compensation decisions made in 2019, the Peer Group consisted of the 14 companies set forth below.

 Executive Compensation

Company Name
Adobe Systems, Inc.	Intuit, Inc.
ARRIS Intl. Plc.	Motorola Solutions, Inc.
Autodesk, Inc.	NetApp, Inc.
CA, Inc.	Palo Alto Networks, Inc.
Ciena Corp.	Symantec Corp.
Citrix Systems, Inc.	VMware, Inc.
F5 Networks, Inc.	Xilinx, Inc.

Section 3 — Elements of Executive Compensation
Base Salary
The Committee reviews base salaries of our NEOs annually and adjusts salaries based on the scope and complexity of responsibilities; growth in experience and capabilities; contributions or responsibilities beyond the typical scope of the role; individual performance; internal comparisons; and market competitiveness as measured against our Peer Group and other competitors for similar executive talent.
In 2019, the Committee increased the base salaries of Messrs. Miller, Leelanivas, Athreya and Martin after (i) considering Mr. Rahim’s recommendations, which were based upon analysis and guidance from its compensation consultant, including competitive data from our Peer Group and the CEO’s assessment of individual-specific factors and (ii) determining that the increases in base salaries were commensurate with the NEOs’ individual specific performance and responsibilities and the competitive data from our Peer Group. In making such decisions, the Committee also took into account that none of the NEOs received salary increases in 2018. The Committee determined not to increase Mr. Rahim’s base salary, which has remained unchanged since he assumed the role of CEO in 2015. The Committee believes that leaving Mr. Rahim’s base salary unchanged is a clear demonstration of the Committee’s commitment to the guiding principles for our executive compensation program, as described above.
Executive	2018 Base Salary	2019 Base Salary (1)	% Salary Increase
Rami Rahim	$1,000,000	$1,000,000	—%
Kenneth Miller	$575,000	$600,000	4.3%
Manoj Leelanivas	$550,000	$570,000	3.6%
Anand Athreya	$460,000	$500,000	8.7%
Brian Martin	$500,000	$525,000	5.0%
(1)
The increase in base salaries were effective as of July 1, 2019.

Executive Annual Incentive Plan
Our NEOs have the opportunity to receive annual incentives through our AIP. Consistent with the Committee’s objective to link a significant portion of our NEOs’ compensation to attainment of predetermined annual financial and strategic goals, the Committee established a target annual performance-based incentive opportunity for each NEO, expressed as a percentage of base salary. In setting the amount of the target incentive opportunity, the Committee, with input from its compensation consultant, takes into account competitive market data, the individual’s role and contribution to performance, and internal comparisons. The actual payout may be higher or lower than this target incentive amount, based on Company and/or individual performance factors. In addition, the Committee retains the discretion to reduce each NEO’s payout as determined by the Committee in its sole discretion.
For 2019, the target incentive opportunities (expressed as a percentage of actual base salary) for all NEOs remained consistent with 2018 levels. With respect to the 2019 AIP, a portion of each NEO’s target opportunity under the AIP was awarded in performance shares (“Bonus PSUs”) at the beginning of the AIP performance period, as discussed in further detail below. The target incentive opportunities for our NEOs and potential payout ranges for 2019 are presented below (without giving effect to the Bonus PSUs).

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   41

Executive	Annual Salary as of 12/31/2019	2019 Actual Salary(1)	AIP Target as % of Salary(2)	Potential Payout Range (of Target)
Rami Rahim	$1,000,000	$1,000,000	175%	0% – 200%
Kenneth Miller	$600,000	$587,500	100%	0% – 200%
Manoj Leelanivas	$570,000	$560,000	100%	0% – 200%
Anand Athreya	$500,000	$480,000	100%	0% – 200%
Brian Martin	$525,000	$512,500	100%	0% – 200%
(1)
Reflects actual salaries earned in 2019. Increases to salaries were effective as of July 1, 2019.

(2)
A portion of the target incentive opportunity value was awarded in Bonus PSUs (as discussed below). The percentages disclosed in this column reflect the target incentive opportunity value as a percentage of base salary prior to adjusting for Bonus PSUs.

Performance Goals under the Executive Annual Incentive Plan
The actual amounts payable to individual NEOs under the 2019 AIP depended on the actual level of achievement measured against the pre-established objectives for the financial and strategic components. Our NEOs can earn anywhere between 0%-200% of their respective target AIP opportunities based on the Company’s actual performance, less the portion of the 2019 AIP used to calculate Bonus PSUs.
Under the 2019 AIP, our NEOs could earn annual cash incentive payments based on the targets and formula illustrated below:

FINANCIAL PERFORMANCE TARGETS
(70% Weight, 0% - 200% Payout)

Revenue		
	Revenue Attainment ($millions)	Revenue Payout Percentage (%)*
Max	$5,400	200%
Target	$4,650	100%
Threshold	$4,185	50%

X The sum of the following formula:

(100 +

Non-GAAP EPS** Decelerator		
Non-GAAP EPS ($/share)	Revenue Payout Percentage (%)*	Decelerator
Less than $1.75	200%	-25%
	100%	-10%
	50%	-1%

+

Software Revenue Accelerator		
Software Revenue Percentage (%)	Revenue Payout Percentage (%)*	Accelerator*
More than 10.0%	160%	25%
	100%	10%
	50%	1%

)

PLUS

STRATEGIC PERFORMANCE TARGETS
(70% Weight, 0% - 200% Payout)

Goals	Weighting
Innovation Advantage	7.5%
Profitable Growth	7.5%
Quality First	7.5%
Junivator Success	7.5%

*
Linear interpolation will be used to the extent (i) “Revenue Attainment” falls between two discrete “Revenue Payout Percentage” points or (ii) “Revenue Payout Percentage” falls between two discrete “Decelerator” or “Accelerator” points. There is no payout with respect to each applicable financial component to the extent the applicable metric is below the threshold amounts.

**
The components of non-GAAP EPS, along with a reconciliation to EPS, for fiscal year 2019 is provided in our press release furnished with the SEC on January 27, 2020, which reports our preliminary fiscal year 2019 financial results.

 Executive Compensation

For purposes of the 2019 AIP:
•
The financial performance component, weighted at 70% of the AIP target payout, was comprised of organic revenue, non-GAAP EPS, and software revenue targets. The Committee believes that each element of the financial performance component of the AIP helps to drive long-term stockholder value creation through revenue growth and prudent management of the Company’s operating expenses.

2019 Performance Goal
PAYOUT (%)
250%
200%
150%
100%
50%
Accelerator Cap
$5,100
200%
Maximum
$5,400
200%
Target
$4,650
100%
Threshold
$4,185
50%
$4,000
$4,250
$4,500
$4,750
$5,000
$5,250
FY19 REVENUE $M
Payout
Payout if non-GAAP EPS < $1.75
Payout if Software Revenue > 10% of Organic Revenue

•
The strategic performance component, weighted at 30% of the AIP target payout, was focused on a number of key corporate objectives, namely around improving our long-term technology advantage, delivering profitable growth for the Company, ensuring delivery of high-quality products, and strengthening the Company’s culture, including around inclusion and diversity. The strategic goals were established at the same time as the financial goals. The Committee believes that achieving key elements of our corporate objectives that are not necessarily tied to in-year financial performance is critical for driving sustainable growth, operational excellence and long-term value creation for our stockholders. The Committee established “stretch” goals across the four corporate objectives and evaluates the achievement of each strategic metric on a quantitative scale. Each strategic metric is weighted equally.

Bonus PSUs Granted Pursuant to the Executive Annual Incentive Plan
In order to enhance long-term retention of our NEOs and further align the interests of our NEOs with our stockholders, the Committee (i) awarded approximately 50% of each NEO’s target opportunity under the 2019 AIP in Bonus PSUs at the beginning of the AIP performance period and (ii) reduced the cash payable under the 2019 AIP for each NEO who was granted Bonus PSUs. Subject to the achievement of the applicable performance goal, the Bonus PSUs vest in two equal installments over a two-year period, which is approximately one year longer than the cash portion of the AIP and helps to further drive longer-term retention of our NEOs. In addition, because the final value earned under the Bonus PSUs is directly tied to our stock price, the Committee believes the Bonus PSUs further aligns our NEOs to the interests of our stockholders.
In connection with the longer vesting period for the Bonus PSUs, the Committee awarded Bonus PSUs in an amount equal to 1.5 times the approximately 50% target AIP opportunity for each applicable NEO. The Bonus PSUs vest only if the threshold organic corporate revenue goal under the 2019 AIP, as described above, is achieved. Subject to achievement of the performance criteria and each individual’s continued service at the Company, the Bonus PSUs vest in two equal installments in February 2020 and 2021. The Bonus PSUs are not eligible for performance multipliers.
The Financial component for the 2019 AIP was achieved as the Company attained approximately 95% of the target organic corporate revenue goal under the 2019 AIP, which exceeded the threshold performance goal for the Bonus PSUs. As a result, the Bonus PSUs were earned.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   43

Our NEOs received the following Bonus PSUs with respect to the 2019 performance period:
Executive	Portion of 2019 AIP Used to Calculate Bonus PSUs(1)	Value Multiplier for Two-Year Vest(2)	Bonus PSUs Granted and Earned(3)
Rami Rahim Chief Executive Officer	$875,000	1.5x	45,763
Kenneth Miller EVP, Chief Financial Officer	$293,750	1.5x	15,363
Manoj Leelanivas EVP, Chief Product Officer	$280,000	1.5x	14,644
Anand Athreya EVP, Chief Development Officer	$240,000	1.5x	12,552
Brian Martin SVP, General Counsel	$256,250	1.5x	13,402
(1)
Reflects the target annual incentive opportunity value for the Bonus PSU prior to the 1.5x multiplier.

(2)
In connection with the longer vesting period for the Bonus PSUs, the Committee awarded Bonus PSUs in the amount equal to 1.5 times the approximately 50% target AIP opportunity for each applicable NEO.

(3)
Bonus PSUs vest 50% in February 2020 and 50% in February 2021, subject to continued employment by the NEO at the Company.

2019 AIP Compensation Decisions
Upon completion of the performance period for 2019, the Committee reviewed Company performance across the predetermined financial and strategic performance goals to verify and approve the attainment for the applicable goals and the calculations of the amounts to be paid to the NEOs. The Committee determined achievement of such goals as shown in the table below. In particular, with respect to the payout associated with the strategic performance goals, the Committee took into consideration, among other things:
•
Delivering excellent customer experiences and high-quality products

•
Defining and implementing a high-quality innovation engine

•
Revenue growth in the Company’s Cloud and Enterprise verticals

•
Enhancements made to the overall employee experience aligned with the Company’s culture

•
Defining the strategy and reviewing the results of the Company’s inclusion and diversity initiatives

 Executive Compensation

Metric	MILESTONES Threshold	Target	Maximum	Performance	Result
Financial (70% weight)					
Software Revenue	10% of Corporate Revenue			11%	Accelerator applied
Non-GAAP EPS		$1.75		$1.79	Decelerator not applied
Corporate Revenue	$4,185M	$4,650M	$5,400M	$4,409M	74%
FINANCIAL RESULT					78%
Strategic (30% weight)					
Innovation Advantage	1 point	25 points	50 points	20 points	80%
Profitable Growth	1 point	25 points	50 points	17 points	68%
Quality First	1 point	25 points	50 points	35 points	140%
Junivator Success	1 point	25 points	50 points	45 points	180%
STRATEGIC RESULT					117%
EXECUTIVE AIP PAYOUT FUNDING					**90%**

The table below summarizes 2019 AIP cash payouts for the NEOs.
Executive	Target 2019 AIP Value	2019 AIP Funding	Deduction for Bonus PSUs	Actual AIP Cash Payout(1)
Rami Rahim	$1,750,000	$1,575,000	$875,000	$700,000
Kenneth Miller	$587,500	$528,750	$293,750	$235,000
Manoj Leelanivas	$560,000	$504,000	$280,000	$224,000
Anand Athreya	$480,000	$432,000	$240,000	$192,000
Brian Martin	$512,500	$461,250	$256,250	$205,000
(1)
The amounts reflected in the “Target AIP Cash Payout” column are reflected under the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table”.

Long-Term Equity Incentive Compensation
The Company and the Committee remain focused on aligning the Company’s long-term equity compensation program with stockholder interests. The Committee granted the following types of awards:
•
PSAs with financial performance goals;

•
RTSR PSAs; and

•
Service-vested RSUs.

The Committee, in consultation with its compensation consultant, believes this equity mix aligns with the practices of the Peer Group. Further, the Committee believes that this equity mix continues to align NEO compensation directly with the interests of our stockholders by motivating ongoing stock price appreciation, total shareholder return, and focusing on key top- and bottom-line financial metrics.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   45

In determining the amount of long-term equity incentives to award our NEOs, the Committee reviewed grant values provided to comparable executives of companies in the Peer Group and the survey data, and considered the executive’s respective role, individual performance, and existing unvested equity retention hold.
Executive	PSAs with Financial Goals*	RTSR PSAs*	Service-Vested RSUs
Rami Rahim	93,750	62,500	156,250
Kenneth Miller	24,840	16,560	63,500
Manoj Leelanivas	24,840	16,560	45,100
Anand Athreya	24,840	16,560	52,400
Brian Martin	20,940	13,960	45,900
*
Number of PSAs and RTSR PSAs reflect achievement at target. The actual amount of shares that can be earned range from 0-200% based on performance.

For 2019, the Committee awarded 30% of our CEO’s 2019 long-term equity incentives, which does not include Bonus PSUs, in the form of PSAs with financial performance goals, 20% in the form of RTSR PSAs, and 50% in the form of service-vested RSUs. In addition, for 2019, the Committee awarded approximately 43% of our other NEOs’ 2019 long-term equity incentives, which does not include Bonus PSUs, in the form of PSAs and RTSR PSAs. The Committee, in consultation with its compensation consultant, believes that the mix of PSAs and RSUs for our CEO and other NEOs for 2019 provides an appropriate balance between performance-based and time-based equity incentives, as it provides incentives to our CEO and other NEOs to contribute to the Company’s long-term success and stock price appreciation, while also encouraging retention. In determining the number of RSU awards for NEOs, the Committee considered the realized value of incentive awards granted in the last few years and the retentive value of their outstanding equity awards. See the section entitled “Restricted Stock Units” below for more information.
Financial Performance Share Awards
Our ability to successfully offer our products and services in a rapidly evolving market requires us to effectively scale and adjust our business to fluctuating market opportunities and conditions on an annual basis, while also remaining focused on long-term success and retention. In this regard, the Committee believes that, by using three concurrent one-year tranches that cliff-vest over a three-year period, the Committee can best align the financial objectives for our NEOs with accountability for both long-term stockholder value creation and the business plans and goals approved by our Board.
One-third of the total target PSAs are subject to annual performance targets established by the Committee and the amount of PSAs “banked” for a particular year is based on the achievement of annual performance targets established for that year. With respect to each year’s performance, participants can “bank” between 0% and 200% of the target number of PSAs for that year (i.e., one-third of the total PSAs awarded to a participant) based on the level of achievement against the performance targets for that year. Vesting for the “banked” shares under PSAs occurs only after the Committee certifies the level of achievement for the third tranche, and any “banked” but unvested shares under PSAs are forfeited if the participant leaves the Company before the vest date.
Given the significant strategic importance to focus on top-line growth in a sustained and reasonable manner in the current market, the Committee determined that a significant focus on organic corporate revenue, non-GAAP EPS, and software revenue was appropriate. Accordingly, the Committee, in consultation with its compensation consultant, approved the use of financial performance goals for the 2019 performance period under the PSAs similar to those used in the AIP. The performance targets and formula for 2019 are illustrated below.

 Executive Compensation

Revenue		
	Revenue Attainment ($millions)	Revenue Payout Percentage (%)*
Max	$5,400	200%
Target	$4,650	100%
Threshold	$4,185	50%

X

The sum of the following formula:

(100 +

Non-GAAP EPS** Decelerator		
Non-GAAP EPS ($/share)	Revenue Payout Percentage (%)*	Decelerator*
Less than $1.75	200%	-25%
	100%	-10%
	50%	-1%

+

Software Revenue Accelerator		
Software Revenue Percentage (%)	Revenue Payout Percentage (%)*	Accelerator*
More than 10.0%	160%	25%
	100%	10%
	50%	1%

)

*
Linear interpolation will be used to the extent (i) “Revenue Attainment” falls between two discrete “Revenue Payout Percentage” points or (ii) “Revenue Payout Percentage” falls between two discrete “Decelerator” or “Accelerator” points. There is no payout with respect to each applicable financial component to the extent the applicable metric is below the threshold amounts.

**
The components of non-GAAP EPS, along with a reconciliation to EPS, for fiscal year 2019 is provided in our press release furnished with the SEC on January 27, 2020, which reports our preliminary fiscal year 2019 financial results.

For 2019, the Committee set target performance goals under the PSA at levels which it believed at the time to be challenging but achievable and set maximum performance goals at a level which it believed to be very difficult to achieve.
2019 Financial PSA Compensation Decision
Upon completion of the performance period for 2019, the Committee reviewed Company performance across the predetermined financial performance goals for the 2019 PSAs. The calculation of the financial performance goals are calculated below:

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   47

(1)
No payout for the financial component if revenue is less than the threshold revenue amount. The actual payout percentage scales linearly between threshold and target and between target and maximum.

Shares Earned for 2019 Financial PSA Goal Achievement
Executive	Award Year	2019 PSA Target(1)	2019 Performance Achievement (% of Target)	2019 Total PSAs Banked	2017 PSAs to Vest in 2019(2)
Rami Rahim Chief Executive Officer	2019	31,250	78%	24,375	—
	2018	38,745	78%	30,221	—
	2017	30,591	78%	23,861	23,861
	Total	100,586	78%	78,457	23,861
Kenneth Miller Executive Vice President, Chief Financial Officer	2019	8,280	78%	6,458	—
	2018	10,667	78%	8,320	—
	2017	8,800	78%	6,864	6,864
	Total	27,747	78%	21,642	6,864
Manoj Leelanivas Executive Vice President, Chief Product Officer	2019	8,280	78%	6,458	—
	2018	—	—	—	—
	2017	—	—	—	—
	Total	8,280	78%	6,458	None
Anand Athreya Executive Vice President, Chief Development Officer	2019	8,280	78%	6,458	—
	2018	11,333	78%	8,840	—
	2017	—	—	—	—
	Total	19,613	78%	15,388	None
Brian Martin Senior Vice President, General Counsel	2019	6,980	78%	5,444	—
	2018	9,333	78%	7,280	—
	2017	6,050	78%	4,719	4,719
	Total	22,363	78%	17,443	4,719
(1)
The number of shares that can be earned based on achievement of the Company’s financial goals range from 0%-200% of target.

(2)
PSAs vested include shares “banked” for the following years: 2019, 2018, and 2017. Shares will vest only to the extent the recipient of the PSA remains employed with the Company through the applicable vesting date in the first quarter of 2020.

Relative Total Shareholder Return Performance Share Awards
To further align our NEOs’ compensation with our stockholders, approximately 20% of the 2019 target long-term incentive opportunity was awarded to our NEOs in the form of RTSR PSAs. The Committee believes that the RTSR PSAs promote stockholder alignment and create an unambiguous link between compensation of our NEOs to long-term value creation since the payout of the RTSR PSAs is directly linked to the Company’s long-term total shareholder appreciation relative to the S&P 500 Index over a three year period. The RTSR PSAs cliff-vest upon the conclusion of a three-year performance period.
The Committee, based on input from its compensation consultant, reviewed potential benchmarks for the RTSR PSA and concluded that use of the S&P 500 Index was an appropriate benchmark given the broad-based nature of the index, the inclusion of Juniper Networks in the S&P 500 Index, and because the S&P 500 Index represents a robust, broad representation of the potential opportunity cost of investing in the Company from an investor’s perspective.

 Executive Compensation

The following graphic illustrates the payout for the RTSR PSAs. Participants can earn between 0% and 200% of the target number of RTSR PSAs. In the event that the Company’s relative TSR over the three-year performance period is less than the 25th percentile of the S&P 500 Index, no RTSR PSAs will be earned or vest.

PAYOUT (%)
250%
200%
150%
100%
50%
Maximum
75th Percentile
200%
Target
50th Percentile
100%
Threshold
25th Percentile
50%
0
25
50
75
100
RELATIVE TSR PERCENTILE

Restricted Stock Units
The Committee grants RSU awards for retention purposes as they provide payout opportunity to the NEOs only if they remain employed through the applicable vesting dates. The payout opportunity is directly linked with stockholder value and executive efforts over a multi-year time frame. Subject to continued service to the Company through the applicable vesting date, RSUs vest 34% on the first anniversary of the grant date and an additional 33% on each of the second and third anniversaries of the grant date.
In determining the number of RSU awards for NEOs, the Committee considered the realized value of incentive awards granted in the last few years and the retentive value of their outstanding equity awards. The Committee observed that in 2018 and 2017, no PSAs were banked, the performance goals for Bonus PSUs were not achieved, no AIP awards were earned under the terms of the AIP, no price-vested RSUs vested, and that existing unvested awards may not provide sufficient “holding power”. In light of such concerns, in 2019, the Committee increased the proportion of the RSU awarded to our NEOs relative to the number of PSA awarded to such NEOs, but limited the number of RSUs granted to our CEO to approximately 50% of his target equity for the reasons discussed above. In 2020, the Committee elected to limit the number of RSUs granted to all NEOs to approximately 50% of their target equity with the remainder being granted in the form of PSAs as they believed that this mix both provided sufficient retentive value and would provide further incentives for driving long-term performance and stockholder value creation.

Section 4 — Other Compensation Policies and Information
Benefits and Perquisites
Because the Committee’s philosophy is to emphasize pay-for-performance, the Company provides only very limited benefits and perquisites to our NEOs. The NEOs are provided the same health and welfare benefits and on the same basis that are generally available to employees broadly. In addition, NEOs are eligible to participate in the Deferred Compensation Plan and Executive Wellness Program described below. The Committee believes that the benefits programs are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain talent.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   49

Deferred Compensation Plan
In June 2008, the Company adopted and implemented a deferred compensation plan for U.S. employees and intended for senior management. All NEOs are eligible to participate in the deferred compensation plan. The Company implemented this plan in order to offer benefits that are competitive with companies with which we compete for talent. We believe that this is a standard benefit plan also offered by many companies within our Peer Group. This plan allows participants to elect to defer a certain amount of compensation and related taxation on such amounts into one or more investment choices.
Participants are not taxed on the compensation deferred into these investments until distribution of invested funds to the participant at a future date, which may be upon termination of employment with the Company or a designated “in-service” date elected by the participant. The deferred compensation plan is intended to comply with Section 409A of the Code. In 2019, Messrs. Athreya and Martin participated in this plan.
Executive Wellness Program
Under the Executive Wellness Program, eligible executives receive additional benefits focused on health care screening and wellness. The maximum value of this benefit is limited to $10,000 per year for each eligible executive.
The Committee believes that promoting the health and wellness of its executives may result in a number of benefits to the Company, including increased productivity, lower absentee rate and increased organizational stability, among others.
Severance Benefits
In addition to compensation designed to reward employees for service and performance, the Committee, in consultation with our compensation consultant, approved severance and change of control benefits for certain employees, including the NEOs, as described further below. Our severance and change of control arrangements are designed to be generally consistent with the pay practices of our Peer Group. The Committee, with input from its compensation consultant, annually reviews the terms and conditions of our severance and change of control arrangements for our executive officers and will make adjustments when and to the extent it deems appropriate.
Basic Severance
In order to recruit executives to the Company and encourage retention of employees, the Committee believes it is appropriate and necessary to provide assurance of certain severance payments if the Company terminates the individual’s employment without “cause” or if the individual terminates their employment for “good reason,” each as described in their respective agreements. The Committee approved severance benefits for several members of senior management, including the NEOs. Under severance agreements with Messrs. Rahim, Miller, Athreya, Leelanivas and Martin, in the event the employee is terminated involuntarily by Juniper Networks without cause or the employee resigns for good reason, and, in either case, provided the employee executes a full release of claims, the employee will be entitled to receive the following severance benefits:
•
an amount equal to 12 months of base salary, or 16.5 months of base salary with respect to Mr. Rahim, in each case as in effect immediately prior to the termination;

•
in lieu of continuation of benefits (whether or not the individual elects COBRA), an amount equal to 12 times the monthly premium cost for coverage under COBRA based on the employee’s benefit plan elections in place as of the date of termination; and

•
(a) if such employee terminates after the end of a performance period for an annual bonus, but prior to the date of payment, an amount equal to the annual bonus based on actual performance for the performance period and (b) if such employee terminates during a performance period for an annual bonus after the performance metrics have been established, a pro-rated annual bonus for such fiscal year equal to the annual bonus the employee would have received based on actual performance for such fiscal year if the employee had remained employed for the entire fiscal year but pro-rated based on the number of days employed in such year.

All current severance agreements with our NEOs will expire per their term in January 2021.

 Executive Compensation

The following table describes the potential payments that would have been provided to each of the NEOs in the event that such NEO was involuntarily terminated by Juniper Networks without cause or resigns for good reason outside of a change of control context on December 31, 2019.
Potential Severance Payments Upon Termination
Executive	Base Salary Component	Incentive Component(1)	Value of Accelerated Equity Awards	Value of Benefits	Total
Rami Rahim	$1,375,000	$700,000	N/A	$30,939	$2,105,939
Kenneth Miller	$600,000	$235,000	N/A	$30,939	$865,939
Manoj Leelanivas	$570,000	$224,000	N/A	$30,939	$824,939
Anand Athreya	$500,000	$192,000	N/A	$30,939	$722,939
Brian Martin	$525,000	$205,000	N/A	$25,921	$755,921
(1)
The amount of the annual bonus for fiscal 2019 was determined by the Committee in 2020 following the completion of the performance period, and reflects the actual non-equity incentive compensation that such NEOs received with respect to fiscal 2019.

Change of Control Severance
The Committee considers maintaining a stable and effective management team to be essential to protecting and enhancing the best interests of the Company and its stockholders. To that end, the Committee recognizes that the possibility of a change of control may exist from time to time, and that this possibility, and the uncertainty and questions it may raise among management, may result in the departure or distraction of management to the detriment of the Company and its stockholders. Accordingly, the Committee decided to take appropriate steps to encourage the continued attention, dedication and continuity of members of the Company’s management to their assigned duties without the distraction that may arise from the possibility of a change of control. As a result, following consultation with the Committee’s compensation consultant, the Committee approved certain severance benefits for each of our NEOs, as well as for several members of senior management, in the event of certain employment terminations following a change of control. In approving these benefits the Committee, with input from its compensation consultant, considered a number of factors, including the prevalence of similar benefits adopted by other publicly traded companies.
All current change of control agreements with our NEOs will expire per their terms on the later of  (i) January 2021 or (ii) the date when all of the obligations under the change of control agreement have been satisfied if the applicable NEO’s termination occurred following a change of control and prior to January 2021. The Committee takes into account an executive’s current role and the impact of a transaction on the role before renewing the agreements.
Provided the executive signs a release of claims and complies with certain post termination non-solicitation and non-competition obligations, all NEOs will receive change of control severance benefits if within 12-months following a change of control the executive is terminated without cause or the executive terminates his or her employment with the Company (or any parent or subsidiary of the Company) for good reason (both cause and good reason are defined in the agreement). These change of control severance benefits consist of:
•
a cash payment equal to 150% (or 200% in the case of Mr. Rahim) of the executive’s annual base salary and target bonus for the fiscal year in which the change of control or the executive’s termination occurs, whichever is greater,

•
acceleration of vesting of all of the executive’s then unvested outstanding stock options, stock appreciation rights, performance shares, RSUs and other Company equity compensation awards that vest based on time, and with respect to equity compensation awards that vest wholly or in part based on factors other than time, such as performance (whether individual or based on external measures such as Company performance, market share, stock price, or otherwise): (i) any portion for which the measurement or performance period or performance measures have been completed and the resulting quantities have been determined or calculated, shall immediately vest and, if applicable, become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), and (ii) the remaining portions shall immediately vest and, if applicable, become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), in an amount equal to the number that would be calculated if the performance measures were achieved at the target level (provided that if there is no “target” level, then such amount shall equal 100% of the equity compensation awards that could vest with respect to that measurement period); and

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   51

•
in lieu of continuation of benefits (whether or not the individual elects COBRA), an amount equal to 12 times the monthly premium cost for coverage under COBRA based on the employee’s benefit plan elections in place as of the date of termination.

Under the terms of our 2015 Equity Incentive Plan, in the event of certain corporate transactions, if the equity awards are not assumed or substituted by the successor entity involved in the corporate transaction, each NEO’s equity awards will fully vest and terminate upon the consummation of the transaction. The potential value of the accelerated equity awards for each NEO in the event of such a corporate transaction in which the NEOs’ equity awards are not assumed or substituted is described in “Value of Accelerated Equity Awards” column in the table below. In addition, our NEOs PSA award agreements provide that in the event that such equity awards are assumed or substituted, they will convert into time-based awards. The value of such assumed or substituted PSAs, along with the value of assumed or substituted RSU awards, is described in footnote 2 in the table below, which assumes that such assumption or substitution occurred on December 31, 2019.
Potential Payments Upon Termination in Connection with a Change of Control
The following table describes the potential payments that would have been provided for each of the NEOs upon termination of employment in connection with a change of control of Juniper Networks, as described above, assuming such termination and change of control both occurred on December 31, 2019.
Name(1)	Base Salary Severance Component	Incentive Compensation Severance Component	Benefits Severance Component	Value of Accelerated Equity Awards(2)	Total
Rami Rahim	$2,000,000	$3,500,000	$30,939	$19,826,633	$25,357,572
Kenneth Miller	$900,000	$900,000	$30,939	$6,011,567	$7,842,506
Manoj Leelanivas	$855,000	$855,000	$30,939	$5,742,337	$7,483,276
Anand Athreya	$750,000	$750,000	$30,939	$4,616,770	$6,147,709
Brian Martin	$787,500	$787,500	$25,921	$5,021,318	$6,622,239
(1)
All NEOs are subject to a better-after-tax provision whereby Juniper Networks would either pay the NEO (i) the full amount of the NEO’s severance benefits or, alternatively (ii) an amount of certain severance benefits otherwise payable to the NEO such that the severance benefits will not be subject to the tax imposed by Section 4999 of the Code, whichever produces the better after-tax result for the NEO. The amounts above do not reflect the impact of the better-after-tax provision.

(2)
The value of accelerated unvested equity awards are based on a per share price of  $24.63, which was the closing price as reported on December 31, 2019. With respect to the value shown in the column “Value of Accelerated Equity Awards”, (a) for PSAs (or portions thereof) that are earned based on the achievement of annual financial performance during a three-year performance period, the equity value is calculated based on the sum of  (i) earned, but unvested shares and (ii) target unearned and unvested shares, (b) for price vested RSUs, the equity value reflects target achievement of such awards, and (c) for PSAs (or portions thereof) that are earned based on the Company’s TSR relative to the S&P 500 Index, the equity value reflects target achievement of such awards.

In the event that the equity awards for the NEOs were assumed or substituted by the successor entity to the Company and there is no qualifying termination of employment, the estimated value of the equity awards for the NEOs, assuming such transaction occurred on December 31, 2019, would be: $12,604,673 (Mr. Rahim), $4,037,645 (Mr. Miller), $5,334,464 (Mr. Leelanivas), $3,790,188 (Mr. Athreya) and $3,365,443 (Mr. Martin). With respect to such values, (a) for PSAs (or portions thereof) that are earned based on the achievement of annual financial performance during a three-year performance period, the equity value is calculated based on the sum of  (i) earned, but unvested shares and (ii) target unearned and unvested shares, (b) for price vested RSUs, the equity value is only included if  $24.63 is equal to or exceeds the average stock price value at which such award would vest pursuant to its terms, and (c) for PSAs (or portions thereof) that are earned based on the Company’s TSR relative to the S&P 500 Index, the equity value is calculated based on relative TSR attainment as of December 31, 2019.
Equity Award Granting Policy
The Board has approved a policy for granting RSUs and other equity awards. All approvals of RSU grants and other equity awards are administered by the Board, the Compensation Committee or the the Stock Committee (which is comprised of our CEO and Chief Financial Officer). Pursuant to the policy, new hire and ad hoc promotional and adjustment grants to non-Section 16 officers are generally granted on the third Friday of each month, except as discussed below. Annual performance grants to non-Section 16 officers are generally approved by the Stock Committee in the manner and at the times described above. Grants in connection with acquisitions shall, unless a date is specified in the acquisition agreement, occur to the extent practical on a date on which equity awards to Company employees are made by the Stock Committee. Annual equity awards to Section 16 officers are generally scheduled to be approved at a meeting of the Committee in the first quarter after the fourth fiscal quarter earnings announcement. The annual

 Executive Compensation

grants to Section 16 officers are also generally scheduled to be effective on the third Friday of the month if the meeting approving such grants occurs on or before such date. The exercise price of stock options granted will be the closing market price on the date of grant. The Company intends to grant RSUs and other equity awards in accordance with the foregoing policy without regard to the timing of the release of material non-public information, such as a positive or negative earnings announcement.
Notwithstanding the foregoing, (i) if the Company is advised by outside counsel that the granting of equity awards on a particular date or to particular recipients, or prior to the disclosure of certain non-public information, could reasonably be deemed to be a violation of applicable laws or regulations, such grants may be delayed until such time as the granting of those awards would be not reasonably expected to constitute a violation, (ii) if the making of a grant would cause the Company to exceed any granting limitation imposed by the Board or the Committee (such as an annual limit), the monthly grant shall be delayed until the first subsequent month in which the limitation would not be exceeded, and (iii) if the making of a grant would cause the Company to violate the terms of any agreement approved by the Board or one of its committees, such grant shall be delayed until it would not violate such agreement.
Equity Ownership Guidelines
The Company has adopted stock ownership guidelines to further align the interests of the Company’s NEOs, certain former NEOs and non-employee directors with the interests of its stockholders and promote the Company’s commitment to sound corporate governance. Please see the “Executive Officer and Director Stock Ownership Guidelines” section of this proxy statement for more information.
Insider Trading Policy
The Company’s Insider Trading Policy applies to all employees and directors and prohibits the following transactions:
•
Short Sales. Engaging in a “short sale” of the Company’s securities.

•
Hedging Transactions. Purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging, offsetting or benefiting from any decrease in the market value of the Company’s securities.

•
Margin Accounts and Pledges. Borrowing against the Company’s securities held in a margin account, or pledging the Company’s securities as collateral for a loan, due to the fact that securities held in a margin account or securities pledged as collateral may be sold by the broker or lender without the customer’s consent if the customer fails to meet a margin call or defaults on the loan, respectively.

The Company’s Insider Trading Policy also prohibits any transactions in the Company’s securities while in possession of material, non-public information.
No 280G Excise Tax Gross Ups
The Company has no executive officer contracts providing for excise tax gross ups.
Repayment of Certain Bonus and Incentive Payments
The Board has adopted a recoupment policy requiring the Company to seek repayment of certain incentive-based compensation, including both cash and equity compensation, from our executive officers, including our NEOs, in the event the Company is required to prepare an accounting restatement on an annual financial statement included in an Annual Report on Form 10-K due to the material noncompliance of the Company with any financial reporting requirements. In such event, if the Committee determines that (i) the amount of any incentive-based compensation that is earned, vested or received by an executive officer exceeds the amount of incentive-based compensation that would have been earned, vested or received by such executive officer had such incentive-based compensation been determined based on the restated financial results (the “erroneously awarded compensation”), and (ii) such executive officer engaged in fraud, intentional misconduct or intentional illegal conduct which, or such executive officer’s gross negligence, materially contributed to the need for such an accounting restatement, then the Committee will seek to recover for the benefit of the Company the erroneously awarded compensation.
Notwithstanding the foregoing, the Committee will seek recovery only for erroneously awarded compensation earned, vested or received by an executive officer during the fiscal year in which the Company is required to prepare an accounting restatement and the three completed fiscal years (or any transition period that results from a change in the fiscal year of the Company within or immediately following such three completed fiscal years) preceding the date or

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   53

dates that the Company is required to prepare an accounting restatement. The Committee may also, in its good faith judgment, determine not to seek recovery of any erroneously awarded compensation to the extent the Committee determines that (i) to do so would be unreasonable or (ii) it would be better for the Company not to do so.
The Impact of Favorable Accounting and Tax Treatment on Compensation Program Design
Section 162(m) of Code places a limit of  $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Committee considers the deductibility of compensation as one factor in determining executive compensation, the Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.
Accounting considerations also play a role in the design of our executive compensation program. Accounting rules require us to expense the grant date fair values of our equity awards (that is, the value of our equity awards based on U.S. GAAP), which reduces the amount of our reported profits under U.S. GAAP. Because of this stock-based expensing and the impact of dilution to our stockholders, we closely monitor the number, share amounts and the fair values of the equity awards that are granted each year.
The Company intends for all executive officer arrangements to be structured in a manner that does not result in any additional taxation under Section 409A of the Code; however, the Company cannot guarantee this result.
Compensation Risk Assessment
The Committee annually oversees the performance of a risk assessment of our compensation programs. In connection with its most recent comprehensive review of the design, administration and controls of our compensation programs, the Committee, in consultation with its compensation consultant, determined that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

 Executive Compensation

Compensation Committee Report
The following Compensation Committee Report shall not be deemed to be “soliciting material” and should not be deemed “filed” and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
THE COMPENSATION COMMITTEE
Gary Daichendt (Chair)
Kevin DeNuccio
James Dolce

Compensation Committee Interlocks and Insider Participation
During fiscal 2019, the Compensation Committee consisted of Messrs. Daichendt, DeNuccio and Dolce. Mr. Daichendt is the chair of the Compensation Committee. Mr. Dolce was previously an officer of the Company from 2002 to 2006. None of our executive officers has served as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers who served as a member of the Compensation Committee during fiscal 2019. No member of this Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   55

Summary Compensation Table
The following table sets forth certain information about the compensation of our NEOs for each of the last three years during which such individuals were NEOs. Our NEOs consist of  (a) our Chief Executive Officer, (b) our Chief Financial Officer, and (c) our three other most highly compensated executive officers as of December 31, 2019.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Rami Rahim Chief Executive Officer	2019	1,000,000	0	9,417,291(3)	700,000	12,599(6)	11,129,890
	2018	1,000,000	787,500(8)	8,189,566(4)	0	7,260(7)	9,984,326
	2017	1,000,000	0	8,420,716(5)	0	7,937(6)	9,428,653
Kenneth Miller Executive Vice President, Chief Financial Officer	2019	587,500	0	3,167,958(3)	235,000	13,798(6)	4,004,256
	2018	575,000	258,750(8)	2,321,512(4)	0	7,260(7)	3,162,522
	2017	550,000	0	2,189,878(5)	0	10,930(6)	2,750,808
Manoj Leelanivas Executive Vice President, Chief Product Officer	2019	560,000	250,000(9)	2,181,018(3)	224,000	10,122(7)	3,225,140
	2018	422,917	250,000(9)	4,588,000	190,313	6,904(7)	5,458,133

Anand Athreya Executive Vice President, Chief Development Officer	2019	480,000	0	2,599,366(3)	192,000	14,138(7)	3,285,504
	2018	460,000	737,000(10)	1,917,675(4)	0	11,839(7)	3,126,514
	2017	436,376	0	1,766,224	0	9,410(7)	2,212,010
Brian Martin Senior Vice President General Counsel	2019	512,500	0	2,461,460(3)	205,000	18,696(7)	3,197,656

(1)
Because 60% of the target number of shares associated with the fiscal 2019 PSAs are based on separate measurements of our financial performance for each year in the three-year performance period, ASC Topic 718 requires that the grant date fair value be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved. As a result, for the fiscal 2019 PSAs, the “Stock Awards” column does not include the value of the PSAs based on the annual financial metric goals for the fiscal year ending December 31, 2020 (“fiscal 2020”) or the fiscal year ending December 31, 2021 (“fiscal 2021”). Such amounts will be included as equity compensation in the Summary Compensation Table for fiscal 2020 and fiscal 2021, respectively, when the annual financial metric goals are established. In addition, 40% of the target number of shares associated with the fiscal 2019 PSAs are based on the Company’s TSR relative to the S&P 500 Index over a three-year period. The grant date fair value for the market-related TSR component for fiscal 2019 PSA is included in the “Stock Awards” column for the year of grant.

In addition, the “Stock Awards” column for fiscal 2019 includes a portion of the value of the PSAs awarded in the fiscal year ended December 31, 2018 (“fiscal 2018”), and a portion of the value of the PSAs awarded in the fiscal year ended December 31, 2017 (“fiscal 2017”) based on the annual financial metric goals established for those awards during fiscal 2019. The amounts included in the “Stock Awards” column of the Summary Compensation Table for fiscal 2019 related to the PSAs awarded in fiscal 2018 and/or 2017 in the aggregate are as follows: $1,786,175 (Mr. Rahim), $501,690 (Mr. Miller), $287,413 (Mr. Athreya) and $395,626 (Mr. Martin).

The assumptions used in the calculation of these amounts are set forth under Note 12, Employee Benefit Plans of the Notes to Consolidated Financial Statements included in Juniper Networks’ Annual Report on Form 10-K for fiscal 2019 filed with the SEC on February 20, 2020.

(2)
Amounts reflect cash bonuses earned in fiscal 2019, fiscal 2018 and fiscal 2017, as applicable, but paid in 2020, 2019 and 2018, respectively, under the Executive Annual Incentive Plan for fiscal 2019, fiscal 2018 and fiscal 2017, respectively.

(3)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2019 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $8,538,648 (Mr. Rahim), $2,319,240 (Mr. Miller), $1,315,858 (Leelanivas), $1,890,684 (Mr. Athreya) and $1,900,498 (Martin).

(4)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2018 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $8,095,308 (Mr. Rahim), $2,229,268 (Mr. Miller) and $1,513,793 (Mr. Athreya).

(5)
The amount shown includes the aggregate grant date fair value of the shares issuable for PSAs granted in fiscal 2017 at target achievement. The aggregate grant date fair values of the maximum number of shares issuable for such performance shares are: $5,029,661 (Mr. Rahim) and $862,521 (Mr. Miller).

(6)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums, matching contributions paid under the Company’s 401(k) plan and costs borne by the Company associated with a guest attending a sales conference and related tax gross-up.

(7)
Amount consists of costs related to the standard employee benefit portion paid by the Company for life insurance premiums and matching contributions paid under the Company’s 401(k) plan.

(8)
Amount reflects the non-equity incentive compensation amount earned by Messrs. Rahim and Miller, as applicable, pursuant to the terms of the 2018 Executive Annual Incentive Plan, as determined by the Compensation Committee, without giving effect to the cash offset resulting from the issuance of the Bonus PSUs. Inclusion of the cash offset resulting from the issuance of the Bonus PSUs would have resulted in no cash payout under the 2018 Executive Annual Incentive Plan. The Compensation Committee awarded this amount in recognition of the fact that the Bonus PSUs did not vest pursuant to their terms.

(9)
Amount reflects a hiring bonus paid by the Company for Mr. Leelanivas. The bonus paid out 50% in 2018 and 50% in 2019.

(10)
Amount includes a special bonus award of  $530,000 paid to Mr. Athreya on November 30, 2018 in conjunction with his promotion to Executive Vice President, Chief Development Officer in August 2017. In addition, the amount reflects the amount earned by Mr. Athreya pursuant to the terms of the 2018 Executive Annual Incentive Plan, as determined by the Compensation Committee, without giving effect to the cash offset resulting from the issuance of the Bonus PSUs. Inclusion of the cash offset resulting from the issuance of the Bonus PSUs would have resulted in no cash payout under the 2018 Executive Annual Incentive Plan. The Compensation Committee awarded this amount in recognition of the fact that the Bonus PSUs did not vest pursuant to their terms.

 Executive Compensation

Grants of Plan-Based Awards for Fiscal 2019
The following table shows all plan-based awards granted to our NEOs during fiscal 2019.
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Type of Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Rami Rahim	AIP	—		—	875,000	2,625,000
	RSUs	3/15/2019	3/8/2019				—			156,250	3,962,500
	PSAs	3/15/2019	3/8/2019				46,875	93,750	187,500		2,483,125
	Bonus PSUs	3/15/2019	3/8/2019				—	45,763	—		1,185,491
Kenneth Miller	AIP	—		—	293,750	881,250
	RSUs	3/15/2019	3/8/2019				—			63,500	1,610,360
	PSAs	3/15/2019	3/8/2019				12,420	24,840	49,680		657,929
	Bonus PSUs	3/15/2019	3/8/2019				—	15,636	—		397,979
Manoj Leelanivas	AIP			—	280,000	840,000
	RSUs	3/15/2019	3/8/2019				—			45,100	1,143,736
	PSAs	3/15/2019	3/8/2019				12,420	24,840	49,680		657,929
	Bonus PSUs	3/15/2019	3/8/2019					14,644			379,353
Anand Athreya	AIP	—		—	240,000	720,000
	RSUs	3/15/2019	3/8/2019				—			52,400	1,328,864
	PSAs	3/15/2019	3/8/2019				12,420	24,840	49,680		657,929
	Bonus PSUs	3/15/2019	3/8/2019				—	12,552	—		325,160
Brian Martin	AIP	—		—	256,250	768,750
	RSUs	3/15/2019	3/8/2019				—			45,900	1,164,024
	PSA	3/15/2019	3/8/2019				10,470	20,940	41,880		554,631
	Bonus PSUs	3/15/2019	3/8/2019					13,402			347,179
(1)
Amounts reflect potential cash bonuses payable under the Company’s 2019 Executive Annual Incentive Plan described in “Compensation Discussion and Analysis” above. Actual payments to each of the NEOs pursuant to the 2019 Executive Annual Incentive Plan are included in the “Summary Compensation Table.” The AIP does not provide for any threshold performance goals or payout amounts.

(2)
Amounts reflect the number of shares that may be earned under PSAs (including RTSR PSAs) and Bonus PSUs granted in fiscal 2019 under the 2015 Plan, and with respect to the PSAs, the number of shares that may be earned under PSAs if the threshold, target and maximum performance goals are achieved, as described in “Compensation Discussion and Analysis” above. Bonus PSUs do not provide for any threshold performance goals or payout amounts. If the Company fails to achieve the threshold performance metric, no shares will be earned or “banked” under the PSAs (including the RTSR PSAs).

(3)
Each service-based RSU award listed in this column was granted under the 2015 Plan, as described in “Compensation Discussion and Analysis” above.

(4)
Represents the aggregate grant date fair value of equity grants in fiscal 2019 computed in accordance with ASC Topic 718, including the target number of shares issuable for PSAs in 2019, Bonus PSUs and service-based RSUs. Excludes the grant date fair value for the portion of the fiscal 2018 PSAs and fiscal 2017 PSAs that will be earned based on the annual financial metric goals for the fiscal year ending December 31, 2020 because these PSAs were not granted in fiscal 2019. The amounts included in the “Stock Awards” column of the Summary Compensation Table for fiscal 2019 related to the PSAs awarded in fiscal 2018 and/or 2017 in the aggregate are as follows: $1,786,175 (Mr. Rahim), $501,690 (Mr. Miller), $287,413 (Mr. Athreya) and $395,626 (Mr. Martin).

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   57

Outstanding Equity Awards at Fiscal 2019 Year-End
The following table shows all outstanding equity awards held by our NEOs at December 31, 2019.
	Stock Awards(1)
Name	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(2)
Rami Rahim	23,861(3)	$587,696
	30,221(4)	$744,343	67,804(4)	$1,670,013
	24,375(5)	$600,356	93,750(5)	$2,309,063
			80,828(7)	$1,990,794
			91,772(8)	$2,260,344
	45,763(6)	$1,127,143
	31,202(9)	$768,505
	76,715(10)	$1,889,490
	156,250(11)	$3,848,438

Kenneth Miller	6,864(3)	$169,060
	8,320(4)	$204,922	18,666(4)	$459,744
	6,458(5)	$159,061	24,840(5)	$611,809
			21,183(7)	$521,737
			26,400(8)	$650,232
	15,363(6)	$378,391
	8,976(9)	$221,079
	21,120(10)	$520,186
	63,500(11)	$1,564,005
Manoj Leelanivas	132,000(12)	$3,251,160
	6,458(5)	$159,061	24,840(5)	611,809
	14,644(6)	$360,682
	45,100(11)	$1,110,813
Anand Athreya	8840(4)	$217,729	19,833(4)	$488,487
	6458(5)	$159,061	24,840(5)	$611,809
	12,552(6)	$309,156
	18,987(13)	$467,649
	22,440(10)	$552,697
	52,400(11)	$1,290,612
Brian Martin	4,719(3)	$116,229
	7,280(4)	$179,306	16,333(4)	$402,282
	5,444(5)	$134,086	20,940(5)	$515,752
			21,120(7)	$520,186
			18,150(8)	$447,035
	13,402(6)	$330,091
	7,031(14)	$173,174
	6,171(9)	$151,992
	18,480(10)	$455,162
	45,900(11)	$1,130,517
(1)
The number of shares and the payout value for the PSAs (which include the RTSR PSAs), Bonus PSUs and price vested RSUs set forth in the table reflect the target payout under such awards, unless otherwise indicated.

(2)
The closing price of Juniper common stock on 12/31/2019 was $24.63

(3)
The PSA was granted on 2/17/2017. The number of shares that are ultimately received under the award depends on the achievement of performance objectives for each of fiscal 2017, fiscal 2018 and fiscal 2019. The shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares “banked” (i.e., for which the performance condition has already been determined by the Compensation Committee (or a subcommittee)) for prior

 Executive Compensation

periods. The award vested in the first quarter of 2020, subject to continuous service through the vesting date.
(4)
The PSA was granted on 3/16/2018. The number of shares that are ultimately received under the award depends on the achievement of  (i) performance objectives for fiscal 2018, fiscal 2019 and fiscal 2020 and (ii) the Company’s relative total shareholder return from 2018 through 2020. The shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares “banked” (i.e., for which the performance condition has already been determined by the Compensation Committee (or a subcommittee)) for prior periods. The shares reflected in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represents (i) with respect to shares that vest based on annual performance objectives, target payout of the shares for which the performance goals were not determined as of December 31, 2019 and (ii) with respect to shares that vest based on the Company’s relative total shareholder return, the threshold payout since relative TSR performance for the second year of the three-year performance period did not meet the target goal. The award vests in the first quarter of 2021, subject to continuous service through the vesting date.

(5)
The PSA was granted on 3/15/2019. The number of shares that are ultimately received under the award depends on the achievement of  (i) performance objectives for fiscal 2019, fiscal 2020 and fiscal 2021 and (ii) the Company’s relative total shareholder return from 2019 through 2021. The shares reflected in the “Number of Shares or Units of Stock That Have Not Vested” column represents the amount of shares “banked” (i.e., for which the performance condition has already been determined by the Compensation Committee (or a subcommittee)) for prior periods. The shares reflected in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represents (i) with respect to shares that vest based on annual performance objectives, target payout of the shares for which the performance goals were not determined as of December 31, 2019 and (ii) with respect to shares that vest based on the Company’s relative total shareholder return, the threshold payout since relative TSR performance for the first year of the three-year performance period did not meet the target goal. The award vests in the first quarter of 2022, subject to continuous service through the vesting date.

(6)
The Bonus PSU was granted on 3/15/2019. The award vests 50% on 2/15/2020 and 50% on 2/15/2021, subject to continuous service through the applicable vesting date, if the performance objectives for fiscal 2019 are achieved.

(7)
The price vested RSU award was granted on 2/19/2016. The exact number of shares issuable will be determined during a 4-year period commencing on 1/1/2017, and subject to (i) the average closing market price of the Company’s common stock being equal to or exceeding specific stock prices measured over a period of 60 consecutive trading days and (ii) continuous service through the applicable vesting date.

(8)
The price vested RSU award was granted on 2/17/2017. The exact number of shares issuable will be determined during a 4-year period commencing on 1/1/2018, and subject to (i) the average closing market price of the Company’s common stock being equal to or exceeding specific stock prices measured over a period of 60 consecutive trading days and (ii) continuous service through the applicable vesting date.

(9)
The RSU award was granted on 2/19/2017. The RSU vests 34% on the one-year anniversary and 33% on the two year and three-year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(10)
The RSU award was granted on 2/17/2018. The RSU vests 34% on the one-year anniversary and 33% on the two year and three-year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(11)
The RSU award was granted on 3/15/2019. The RSU vests 34% on the one-year anniversary and 33% on the two year and three-year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(12)
The RSU award was granted on 4/20/2018. The RSU vests 34% on the one-year anniversary and 33% on the two year and three-year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(13)
The RSU award was granted on 3/17/2017. The RSU vests 34% on the one-year anniversary and 33% on the two year and three-year anniversary of the grant date, subject to continuous service through the applicable vesting date.

(14)
The Bonus PSU was granted on 3/16/2018. The award vested 50% on 2/16/2019 and will vest 50% on 2/16/2020, subject to continuous service through the applicable vesting date, if the performance objectives for fiscal 2018 are achieved.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   59

Stock Vested for Fiscal 2019
The following table shows all stock awards vested and value realized upon vesting by our NEOs during fiscal 2019. Our NEOs did not have any options outstanding during fiscal 2019.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Rami Rahim	111,754	$3,020,527
Kenneth Miller	36,218	$985,463
Manoj Leelanivas	68,000	$1,904,680
Anand Athreya	46,155	$1,231,308
Brian Martin	33,442	$904,497
(1)
The value realized upon vesting is calculated by multiplying the number of shares vested by the closing price of Juniper Networks’ common stock on the vest date (or, in the event the vest date occurs on a holiday or weekend, the closing price of Juniper Networks’ common stock on the immediately preceding trading day).

Non-Qualified Deferred Compensation
We adopted a non-qualified deferred compensation (the “NQDC”) plan in 2008, which is an unfunded and unsecured deferred compensation arrangement. Under the NQDC plan, eligible employees, including each of the NEOs, may elect to defer a portion of their compensation. Such amounts are credited to a bookkeeping account maintained on behalf of the participant. Amounts credited to each participant under the NQDC are periodically adjusted for earnings and/or losses at a rate that is equal to one or more of the measurement funds selected by the NQDC plan administrator and elected by a participant. We do not contribute to the NQDC plan on behalf of participants, or match the deferrals made by participants. Accordingly, amounts payable under the NQDC plan generally are entirely determined by participant contributions and fund elections.
Employee participants in the NQDC plan may elect to contribute 1% to 50% of their base salary and 1% to 100% of other specified compensation, including commissions and bonuses. Generally, participants may elect the payment of benefits to begin on a specified date or upon termination of employment. Payment of cash deferrals may be made in the form of a lump sum or annual installments, subject to certain requirements. All distributions are made in cash.
The following table sets forth information concerning contributions, earnings, and withdrawals/distributions during fiscal 2019 under the NQDC plan for each of our NEOs who participates in the NQDC.
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Rami Rahim	—	—	—	—	—
Kenneth Miller	—	—	—	—	—
Manoj Leelanivas	—	—	—	—	—
Anand Athreya	$103,500	—	$15,003	—	$118,503
Brian Martin	—	—	$9,241	—	$38,605
(1)
The executive contributions were included in the “Salary” column of the “Summary Compensation Table” for fiscal 2019.

(2)
None of the earnings in this column are included in the “Summary Compensation Table” because they are not preferential or above market.

(3)
No amounts were previously reported as compensation in the “Summary Compensation Table” for fiscal years prior to 2019.

 Executive Compensation

Pay Ratio
We determined that, based on reasonable estimates, the median of the annual total compensation of all of our employees, except our CEO, was $129,616 for 2019. The annual total compensation of our CEO was $11,129,890 for 2019 as reflected in the “Summary Compensation Table” above. Accordingly, for 2019, our reasonable estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our other employees was 86:1.
We identified our median employee based on the 2019 target total direct compensation for all individuals (other than our CEO) who were employed by the Company on December 31, 2019, the last day of our fiscal year. “Target total direct compensation” for this purpose consisted of each employee’s actual salary or base wages earned in 2019, his or her target non-equity incentive opportunity for 2019, and the fair market value of his or her equity incentive awards granted in 2019. For purposes of this analysis, we converted all employee compensation to U.S. dollars. In our analysis, we did not annualize the compensation of any permanent employees that were not employed by the Company for all of 2019, nor did we exclude any individuals that were employed by the Company on December 31, 2019.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   61

Compensation Consultant Disclosure
During 2019, the Compensation Committee engaged Compensia as its advisor to provide analysis, advice and guidance on executive compensation. As the Compensation Committee’s consultant, Compensia reported to the Compensation Committee, made recommendations directly to the Compensation Committee, attended all Compensation Committee meetings in person or by phone, and attended portions of the Compensation Committee’s executive sessions without the involvement of management as required by the Compensation Committee and to support the Compensation Committee’s independent decision-making.
In advising the Compensation Committee, it is necessary for the consultant advisor to interact with management to gather information and support the Compensation Committee in an effective manner, but the Compensation Committee has adopted protocols that require the approval of the Compensation Committee or its chairperson for such interactions. These protocols are included in Compensia’s engagement letters. The Compensation Committee also determines the appropriate forum for receiving consultant recommendations. Where the Compensation Committee deems appropriate, management invitees are present to provide context for the recommendations. This approach helps enable the Compensation Committee to make independent decisions about executive compensation after taking into consideration both the compensation consultant’s recommendations and management’s perspectives.
The Compensation Committee’s compensation consultant performed the following services related to executive compensation at the request of the Compensation Committee in 2019:
•
Advised on target award levels within the 2019 annual and long-term incentive programs for executive officers and senior management;

•
Provided input into the evaluation process by the Board of our Chief Executive Officer;

•
Advised the Compensation Committee in determining pay actions for the Chief Executive Officer in February 2019;

•
Assessed and recommended revisions to the Peer Group for collecting competitive pay data;

•
Evaluated the competitive positioning of the Company’s executive officers’ base salaries, annual incentive and long-term incentive compensation relative to the Peer Group (used in our evaluation of 2019 pay actions);

•
Provided advice on the design of the Company’s 2019 and 2020 annual and long-term incentive plans;

•
Assessed the competitiveness of the Company’s compensation practices for non-employee directors relative to compensation at the Peer Group;

•
Provided advice on the Company’s overall equity plan usage relative to the practices of the Peer Group;

•
Reviewed and provided input on our Compensation Discussion and Analysis and compensation risk assessment process; and

•
Provided regular, ongoing updates on regulatory and market developments related to executive pay.

Compensia does not provide any other services to the Company, and therefore the consultant did not receive any fees for additional services from the Company.

 Equity Compensation Plan Information

Independence Disclosure
The Compensation Committee considered Compensia’s independence in light of the SEC rules and NYSE listing standards. At the Compensation Committee’s request, Compensia provided information addressing the independence of the individual compensation advisor and consulting firm, including the following factors: (1) any other services provided by the consulting firm to the Company; (2) fees paid by the Company as a percentage of the consulting firm’s total revenue; (3) policies and procedures adopted by the consulting firm to prevent conflicts of interest; (4) any business or personal relationships between the individual compensation advisor and a member of the Compensation Committee; (5) any Company stock owned by the individual compensation advisor; and (6) any business or personal relationships between our executive officers and the individual compensation advisor or consulting firm. The Compensation Committee assessed these factors and concluded that Compensia was independent under the SEC rules and NYSE listing standards.
Equity Compensation Plan Information
The following table provides information as of December 31, 2019 about our common stock that may be issued under the Company’s equity compensation plans, including option plans and employee stock purchase plans. The table does not include information with respect to shares subject to outstanding awards assumed by the Company in connection with acquisitions of the companies that originally granted those awards.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders(1)	14,588,902(2)	0(3)	22,901,929(4)
Equity compensation plans not approved by security holders	—	—	—
Total(5)	14,588,902	$0.00(3)	22,901,929
(1)
Includes the 2015 Plan, the 2006 Equity Incentive Plan (“2006 Plan”) and the 2008 Employee Stock Purchase Plan (“2008 ESPP”). The 2006 Plan was terminated effective May 19, 2015. Outstanding equity awards granted under the 2006 Plan prior to May 19, 2015 remain subject to the terms of the 2006 Plan.

(2)
Includes shares subject to any equity award that were outstanding as of December 31, 2019 that were issued under the 2006 Plan and the 2015 Plan. The number of PSAs included assumes achievement at target. With respect to certain PSAs, the maximum number of shares issuable equals 200% of target. Excludes purchase rights granted under the 2008 ESPP.

(3)
RSUs and PSAs, which do not have an exercise price, as well as purchase rights accruing under the 2008 ESPP, are excluded in the calculation of weighted-average exercise price.

(4)
As of December 31, 2019, an aggregate of  (i) 16,105,622 shares of common stock were available for issuance under the 2015 Plan and (ii) 6,279,610 shares of common stock were available for issuance under the 2008 ESPP, including 1,378,615 shares that were purchased during the purchase period under the 2008 ESPP commencing on August 1, 2019 and ending on January 31, 2020. Under the terms of the 2015 Plan, any shares subject to outstanding awards under the 2006 Plan and Amended and Restated 1996 Stock Plan that were outstanding on May 19, 2015, and that subsequently expire, are cancelled or otherwise terminate, up to a maximum of an additional 29,000,000 shares, will become available for issuance under the 2015 Plan. No participant will be permitted to purchase during any twelve (12) month period more than 6,000 shares of our common stock under the 2008 ESPP.

(5)
This table does not include equity awards that have been assumed by the Company in connection with the acquisition of other companies. As of December 31, 2019, the following assumed equity awards were outstanding: 911,004 shares issuable upon exercise of outstanding options, 2,181,482 shares subject to RSUs and 725,955 shares subject to restricted stock awards. The weighted average exercise price of such outstanding options was $4.52 per share. No additional equity awards may be granted under any assumed arrangement.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   63

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth information, as of March 19, 2020 (except where another date is indicated), concerning:
•
beneficial owners of more than 5% of Juniper Networks’ common stock;

•
beneficial ownership by Juniper Networks directors and director nominees and the NEOs included in the “Summary Compensation Table” contained in this proxy statement; and

•
beneficial ownership by all current Juniper Networks directors and current Juniper Networks executive officers as a group.

The information provided in the table is based on Juniper Networks’ records, information filed with the SEC and information provided to Juniper Networks, except where otherwise noted.
The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of May 18, 2020 (60 days after March 19, 2020) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. In addition, unless otherwise indicated, all persons named below can be reached at Juniper Networks, Inc., 1133 Innovation Way, Sunnyvale, California 94089.
Beneficial Ownership Table
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Dodge & Cox 555 California Street, 40th Floor, San Francisco, CA 94014	49,167,696(2)	14.85%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	39,454,273(3)	11.92%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	28,466,337(4)	8.6%
Anand Athreya	88,429	*
Gary Daichendt	55,146(6)	*
Anne DelSanto	10,326(6)	*
Kevin DeNuccio	25,146(6)	*
James Dolce	46,583(6)	*
Christine Gorjanc	8,713(6)	*
Janet Haugen	8,713(6)	*
Scott Kriens	2,366,377(7)	*
Manoj Leelanivas	99,333(8)	*
Brian Martin	54,077	*
Rahul Merchant	46,083(6)	*
Kenneth Miller	99,245	*
Rami Rahim	748,639(5)	*
William Stensrud	162,107(9)	*
All Directors and Executive Officers as a Group (15 persons)	3,818,917(8)	1.2%
*
Represents holdings of less than one percent.

(1)
The percentages are calculated using 331,011,744 outstanding shares of the Company’s common stock on March 19, 2020, as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Exchange Act, shares beneficially owned by a person or group includes shares of common stock that such person or group has the right to acquire within 60 days after March 19, 2020, which includes, but is not limited to, shares subject to RSUs or performance share awards that will vest within 60 days of March 19, 2020.

 Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

(2)
Based on information reported, as of December 31, 2019, on Schedule 13G/A filed with the SEC on February 13, 2020 by Dodge & Cox (“D&C”). According to its Schedule 13G/A, D&C reported having the sole power to vote or direct the vote over 46,980,181 shares and dispositive power over all shares beneficially owned.

(3)
Based on information reported, as of December 31, 2019, on Schedule 13G/A filed with the SEC on February 12, 2020 by The Vanguard Group and certain of its subsidiaries (collectively, “Vanguard”). According to its Schedule 13G/A, Vanguard reported having the sole power to vote or direct the vote over 532,389 shares, the shared power to vote or direct the vote over 204,527 share, the sole power to dispose of or to direct the disposition of 38,778,687 shares and the shared power to dispose or to direct the disposition of 675,586 shares.

(4)
Based on information reported, as of December 31, 2019, on Schedule 13G/A filed with the SEC on February 5, 2020 by BlackRock, Inc. and certain of its subsidiaries (collectively, “BlackRock”). According to its Schedule 13G/A, BlackRock reported having the sole power to vote or direct the vote over 24,193,248 shares and dispositive power over all shares beneficially owned.

(5)
Includes 748,639 shares held by the Rahim Family Trust, of which Mr. Rahim and his spouse are the trustees.

(6)
Includes 8,713 RSUs that are scheduled to vest within 60 days of March 19, 2020.

(7)
Includes 30,896 shares held by the Kriens 1996 Trust, of which Mr. Kriens and his spouse are the trustees, 2,000,000 shares held by the 2020 Kriens Charitable Remainder Unitrust, of which Mr. Kriens and his spouse are the trustees, 80,000 shares held by KDI Trust LP, and 8,713 RSUs that are scheduled to vest within 60 days of March 19, 2020.

(8)
Includes 66,000 RSUs that are scheduled to vest within 60 days of March 19, 2020.

(9)
Includes 153,394 shares held in a trust of which Mr. Stensrud is the trustee, and 8,713 RSUs that are scheduled to vest within 60 days of March 19, 2020.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   65

Executive Officer and Director Stock Ownership Guidelines
The Company has adopted stock ownership guidelines to further align the interests of the NEOs, certain former NEOs and non-employee directors with the interests of its stockholders and to promote the Company’s commitment to sound corporate governance. The Board of Directors amended the ownership guidelines in November 2018 to further align these interests.
The ownership guidelines applicable to NEOs are determined as a multiple of the officer’s base salary. The Company’s Chief Executive Officer is required to hold shares of Juniper Networks common stock with a value equal to at least six (6) times his or her annual base salary. The other NEOs are required to hold shares of Juniper Networks common stock with a value equal to three (3) times his or her annual base salary. The base salary guideline for each person will be re-calculated annually, and will be based on applicable base salary in effect on December 31 of each year. NEOs are required to achieve the applicable level of ownership within five (5) years from the date the stock ownership guidelines become applicable to such individual. Each NEO is further required to retain at least 50% of the net shares (i.e., after taking into account any shares the Company sold or withheld to satisfy such NEO’s tax withholding obligations) acquired from the Company until the minimum ownership requirement is achieved.
Once a person has been designated as an NEO, the person will be subject to these guidelines until he or she is no longer an officer or director of the Company, or until he or she has ceased to be identified as an NEO in the Company’s annual proxy statement for three consecutive years.
The Company’s Chief Executive Officer is also required to hold an amount equal to 100% of the net shares (i.e., after taking into account any shares the Company sold or withheld to satisfy the Chief Executive Officer’s tax withholding obligations) acquired from the Company with respect to all equity awards granted to him or her for at least 12 months after the vesting of such equity awards.
Outside directors are required to hold shares of Juniper Networks common stock with a value equal to five (5) times the amount of the annual cash retainer paid to outside directors for service on the Board (excluding additional committee retainers, if any). This ownership guideline was initially calculated using the annual cash retainer for service as a director (but not including additional retainers associated with committee or Chair service) as of the date the person first became subject to these guidelines as an outside director. The ownership guidelines are initially based on the applicable annual cash retainer for service as a director as of December 31, 2019, and are re-calculated annually thereafter based on the applicable annual cash retainer in effect on December 31 of each year. Outside directors are required to achieve the applicable level of ownership within five (5) years from the date the person first became a non-employee member of the Board.
Shares of our common stock that count toward the satisfaction of the ownership guidelines include shares owned outright by the NEO or director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the NEO or director or his or her family. The value of a share is measured on December 31 of each year as the greater of  (i) the average closing price over the 12 months preceding the date of calculation or (ii) the purchase price actually paid by the person for such share of Company common stock.
As of the record date, all individuals subject to the stock ownership guidelines were in compliance with the requirements in the guidelines. A complete copy of the Company’s stock ownership guidelines is available at the Investor Relations Center on our website at http://investor.juniper.net/investor-relations/default.aspx.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Juniper Networks common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities, and to furnish copies of such reports to the Company. As a matter of practice, we assist our officers and directors in preparing initial ownership reports and reporting ownership changes, and typically file those reports on their behalf. Based solely on our review of such forms in our possession and the written representations our officers and directors, we believe that during 2019,all Section 16(a) filing requirements were satisfied, except that a Form 4 reporting the sale of 5,300 shares of common stock by Mr. Rahim was inadvertently filed one day late due to an administrative oversight.
Certain Relationships and Related Transactions
Our Board has adopted a written policy, which we refer to as our Related Person Transaction Policy, for the review of any transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount involved will or may be expected to exceed $120,000 and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members or certain related entities), each of whom we refer to as a “related person,” has or will have a direct or indirect material interest.
Anyone seeking approval of a potential related person transaction must provide notice to our General Counsel of the facts and circumstances involved. If our General Counsel determines that the proposed transaction is or could reasonably be a related person transaction, such transaction will be submitted to our Audit Committee. Our Audit Committee will review and approve, ratify or disapprove of all related person transactions and will consider all material factors it deems applicable or appropriate in making a determination. No related person transaction will be approved or ratified unless it is, overall, in or not inconsistent with the best interests of the Company.
Notwithstanding the foregoing, transactions specifically excluded by the instructions to Item 404(a) of Regulation S-K, the SEC’s related person transaction disclosure rule, as such rule may be amended from time to time, are not deemed related person transactions under our Related Person Transaction Policy (although they may require approval under other policies we have in effect, including our Worldwide Code of Business Conduct and Ethics).
During fiscal 2019, the Company received approximately $0.65 million in revenue from sales of its products and services to the Vanguard Group, a beneficial owner of more than 5% of the Company’s common stock. The sales were made in the ordinary course of business.
To our knowledge, other than as set forth above, since the beginning of fiscal 2019, Juniper Networks has not been a participant in a transaction in which any related person of Juniper Networks had or will have a direct or indirect material interest, as contemplated by Item 404(a) of Regulation S-K.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   67

General Information
Questions and Answers about the Proxy Materials and the Annual Meeting
Why am I receiving these materials?
The Board of Juniper Networks has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail or email, in connection with the Board’s solicitation of proxies for use at Juniper Networks’ annual meeting of stockholders, which will be held on May 14, 2020. As a Juniper Networks stockholder as of March 19, 2020 (the “Record Date”), you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.
What is included in these materials?
These materials include (i) our proxy statement for the annual meeting and (ii) our Annual Report on Form 10-K for fiscal 2019, which includes our audited consolidated financial statements.
If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction card for the annual meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about April 2, 2020, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, to our stockholders of record and beneficial owners as of the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). You may also request to receive a set of the proxy materials by mail or electronically by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:
•
View our proxy materials for the annual meeting on the Internet; and

•
Instruct us to send future proxy materials to you electronically by email or in paper copy by mail.

Choosing to access our proxy materials on the Internet or to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
How may I obtain Juniper Networks’ Annual Report on Form 10-K?
Stockholders may request a free copy of our Annual Report on Form 10-K for fiscal 2019 with a written request to our principal executive offices at Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, CA 94089 or at investor-relations@juniper.net. We will also furnish any exhibit to the Annual Report on Form 10-K for fiscal 2019 if specifically requested in writing. A copy of our Annual Report on Form 10-K for fiscal 2019 is also available with our proxy materials at www.proxyvote.com. In addition, you can access a copy on the website of the SEC at www.sec.gov.
How may I obtain a separate set of proxy materials?
As a result of Juniper Networks’ adoption of  “householding,” if you share an address with another stockholder, you may receive only one Notice (or other stockholder communications, including our proxy materials) unless you have provided contrary instructions. Juniper Networks will deliver promptly upon written or oral request a separate Notice (or other stockholder communications, including our proxy materials), now or in the future, to any stockholder at a shared address to which a single copy of these documents was delivered. To request a separate copy, contact Juniper Networks’ Investor Relations Department at Juniper Networks, Inc., Attn: Investor Relations, 1133 Innovation Way, Sunnyvale, CA 94089 or at investor-relations@juniper.net.

 General Information

Similarly, if you share an address with another stockholder and have received multiple copies of the Notice (or other stockholder communications, including our proxy materials), you may write or call us at the above address and phone number to request delivery of a single copy of these documents.
What items of business will be voted on at the annual meeting?
The items of business scheduled to be voted on at the annual meeting are:
•
To elect ten directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

•
To ratify the appointment of Ernst & Young LLP as Juniper Networks’ independent registered public accounting firm for the fiscal year ending December 31, 2020;

•
To hold a non-binding advisory vote regarding executive compensation;

•
To approve the amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 8,000,000; and

•
To consider such other business as may properly come before the annual meeting.

How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
•
“FOR” each of the director nominees to the Board;

•
“FOR” the ratification of the appointment of Ernst & Young LLP as Juniper Networks’ independent registered public accounting firm for the fiscal year ending December 31, 2020

•
“FOR” the approval of our executive compensation; and

•
“FOR” the approval to amend and restate the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan.

What shares can I vote?
Each share of common stock issued and outstanding as of the close of business on March 19, 2020, the Record Date, is entitled to vote on all items being voted upon at the annual meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner (i.e., in street name) through a broker, trustee or other nominee such as a bank. More information on how to vote these shares is contained in this proxy statement. On the Record Date, we had approximately 331,011,744 shares of common stock issued and outstanding.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most Juniper Networks stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially, which may affect how you can vote your shares.
Stockholder of Record — If your shares are registered directly in your name with Juniper Networks’ transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and the Notice or proxy statement was sent directly to you by Juniper Networks. As the stockholder of record, you have the right to grant your voting proxy directly to Juniper Networks as described in the Notice and this proxy statement or to vote in person at the annual meeting.
Beneficial Owner — If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice or proxy statement was forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the annual meeting. Please see “How can I attend the annual meeting?” for details on the information you must bring with you in order to attend the annual meeting as a beneficial owner.
Since a beneficial owner is not the stockholder of record, your broker, trustee or nominee has provided voting instructions or a voting instruction card to you to use in directing the broker, trustee or nominee on how to vote your shares.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   69

How can I attend the annual meeting?
You are entitled to attend the annual meeting only if you were a Juniper Networks stockholder as of the close of business on March 19, 2020, the Record Date. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the annual meeting. If you are a beneficial owner and not a stockholder of record because you hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your account statement showing that you are the beneficial owner of the shares as of the Record Date, a copy of any voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.
The annual meeting is scheduled to be held on May 14, 2020 at our corporate headquarters located at 1133 Innovation Way, Building A, Aristotle Conference Room, Sunnyvale, CA 94089. The annual meeting will begin promptly at 8:00 a.m., Pacific Time. Check-in will begin at 7:30 a.m., and you should allow ample time for the check-in procedures.
As part of our effort to maintain a safe and healthy environment at our annual meeting, we are closely monitoring statements issued by the World Health Organization and the Centers for Disease Control and Prevention regarding the COVID-19 outbreak. For that reason, we reserve the right to reconsider the date, time, and/or means of convening the annual meeting, including solely by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy materials. We also encourage attendees to review guidance from public health authorities on this issue.
How can I vote my shares in person at the annual meeting?
Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, you should also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.
How can I vote my shares without attending the annual meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy by any of the methods specified below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions in the Notice or proxy card or, for shares held beneficially in street name, the voting instructions provided by your broker, trustee or nominee.
By Internet — Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards or the Notice and by following the voting instructions on the website. If you hold your shares in street name, please check the Notice or the voting instruction card provided by your broker, trustee or nominee for Internet voting availability and instructions.
By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards or by following the voting instructions provided by email or over the Internet. If you hold your shares in street name, please check the voting instructions provided by your broker, trustee or nominee for telephone voting availability and instructions.
By Mail — Stockholders of record who receive proxy materials by mail may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name and who receive voting materials by mail from their brokers, trustees or nominees may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

 General Information

Can I change my vote or otherwise revoke my proxy?
You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy by telephone, over the Internet or by submitting a properly signed proxy card bearing a later date (which automatically revokes the earlier proxy). You may also revoke your proxy by providing a written notice of revocation to Juniper Networks’ Corporate Secretary at Juniper Networks, Inc., ATTN: Corporate Secretary, 1133 Innovation Way, Sunnyvale, California 94089 prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the annual meeting without any other action will not cause your previously granted proxy to be revoked. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.
How many shares must be present or represented to conduct business at the annual meeting?
In order for business to be conducted at the annual meeting, a quorum must be present. The presence in person or by proxy of the holders of a majority of shares of common stock issued and outstanding and entitled to vote as of the Record Date will constitute a quorum at the annual meeting. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.
Will my shares be voted if I do not vote as described in the Notice?
If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms have authority to vote clients’ unvoted shares on certain “routine” matters. If you do not give voting instructions to your broker, your broker may either (1) vote your shares on “routine” matters or (2) leave your shares unvoted. The proposal related to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 is considered a “routine” matter. None of the other proposals are considered “routine” matters, and therefore your broker will not be able to vote on these proposals without your instructions. If you are a stockholder of record and do not submit a proxy or vote at the annual meeting, your shares will not be voted.
If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card or vote by telephone or over the Internet without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board, and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting.
What are broker non-votes?
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner.
What is the vote required to approve each of the proposals?
Assuming the existence of a quorum at the annual meeting:
•
Each of the ten director nominees will be elected if he or she receives the affirmative vote of a majority of the votes cast with respect to the director nominee at the annual meeting (meaning the number of shares voted “FOR” a director nominee must exceed the number of shares voted “AGAINST” that director nominee).

•
Approval of the ratification of the appointment of the independent registered public accounting firm, the non-binding advisory vote on our executive compensation, and the amendment and restatement of the 2008 Employee Stock Purchase Plan each requires the affirmative “FOR” vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting. The vote on approval of our executive compensation is non-binding on the Company and the Board. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation programs, values the opinions expressed by our stockholders and will take the outcome of the vote under advisement in evaluating our executive compensation principles, design and practices.

•
Broker Non-Votes: For purposes of all proposals, broker non-votes will not affect the outcome of the vote, assuming that a quorum is obtained.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   71

•
Abstentions: Abstentions will have the same effect as a vote “AGAINST” the approval of the ratification of the appointment of the independent registered public accounting firm, the non-binding advisory vote on executive compensation, and the amendment and restatement of the 2008 Employee Stock Purchase Plan. Abstentions will not affect the vote on the election of directors.

What happens if additional matters are presented at the annual meeting?
Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Kenneth Miller and Brian Martin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of our director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
Who will bear the cost of soliciting votes for the annual meeting?
Juniper Networks is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these materials and soliciting votes. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Innisfree M&A Incorporated to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Innisfree M&A Incorporated a fee of  $20,000, plus expenses. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Where can I find the voting results of the annual meeting?
We intend to announce voting results from the annual meeting in a current report on Form 8-K within the time period prescribed by SEC rules.
What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2020 annual meeting of stockholders?
Although the deadline for submitting proposals or director nominations for consideration at the 2020 annual meeting of stockholders has passed, you may submit proposals and director nominations for consideration at future stockholder meetings. For further information, see the section entitled “Stockholder Proposals and Nominations” below.

Stockholder Proposals and Nominations
Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials. For a stockholder proposal to be considered for inclusion in Juniper Networks’ proxy statement for the 2021 annual meeting of stockholders, the written proposal must be received by the Corporate Secretary of Juniper Networks at our principal executive offices no later than December 3, 2020. If the date of the 2021 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of the 2020 annual meeting, the deadline for inclusion of proposals in Juniper Networks’ proxy statement for the 2021 annual meeting of stockholders will be a reasonable time before Juniper Networks begins to print and mail its proxy materials for the 2021 annual meeting of stockholders. All such proposals also will need to comply with SEC regulations under Rule 14a-8 under the Exchange Act, which lists the requirements regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Proxy Access. Any stockholder (or group of up to 20 stockholders) meeting the Company’s continuous ownership requirements of three percent (3%) or more of our common stock for at least three years prior to such nomination who wishes to nominate a candidate or candidates for election in connection with our 2021 annual meeting and requires the Company to include such nominees in the proxy statement and form of proxy, must submit a notice to the Corporate Secretary at the principal executive offices of the Company no later than November 3, 2020 and no earlier than December 3, 2020 (i.e., no later than the 120th day and no earlier than the 150th day before the one-year anniversary of the date on which the Company first mailed its proxy materials for the Company’s 2020 annual meeting of stockholders). If the date of the 2021 annual meeting is advanced by more than 30 days prior to or delayed by more

 General Information

than 60 days after the one-year anniversary of 2020 annual meeting, then, for the notice to be timely delivered, it must be received by the secretary not earlier than the close of business on the 120th day prior to the 2021 annual meeting and not later than the close of business on the later of  (i) the 90th day prior to the 2021 annual meeting or (ii) the tenth day following the day on which public announcement of the 2021 annual meeting is first made by Juniper Networks.
Requirements for other stockholder proposals and director nominations. Notice of any proposal that a stockholder intends to present at the 2021 annual meeting of stockholders, but does not intend to have included in the Company’s proxy statement and form of proxy relating to the 2021 annual meeting of stockholders, as well as any director nominations, must be timely delivered to the Corporate Secretary in accordance with the bylaws of the Company, which require that the proper notice be received by the Corporate Secretary not more than 75 days and not less than 45 days prior to the one year anniversary of the date Juniper Networks first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with the previous year’s annual meeting of stockholders. In addition, to be in proper form, a stockholder’s notice to the Corporate Secretary must set forth the information required by the Company’s bylaws.
For the 2021 annual meeting of stockholders, the notice must be received no earlier than January 17, 2021 and no later than February 16, 2021. However, if the date of the 2021 annual meeting is advanced more than 30 days before or more than 60 days after the anniversary date of this year’s annual meeting, then for notice to be timely, the notice must be received by the Corporate Secretary not earlier than the 120th day prior to the 2021 annual meeting and not later than the close of business on the later of the 90th day prior to the 2021 annual meeting or the tenth day following the day on which public announcement of the date of the 2021 annual meeting is first made by Juniper Networks. In no event will the public announcement of an adjournment or postponement of an annual meeting of stockholders or the announcement thereof commence a new time period for the giving of a stockholder’s notice as provided above.
Recommendation of Director Candidates. The Nominating and Corporate Governance Committee will consider recommendations of director candidates from Qualifying Stockholders. A “Qualifying Stockholder” is a stockholder that has owned for a period of one year prior to the date of the submission of the recommendation through the time of submission of the recommendation at least 1% of the total common stock of the Company outstanding as of the last day of the calendar month preceding the submission. A Qualifying Stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to the Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected and evidence of the nominating person’s ownership of Company common stock.
Corporate Secretary. Stockholder proposals and director nominations must be delivered to the Corporate Secretary via mail to Juniper Networks, Inc., ATTN: Corporate Secretary, 1133 Innovation Way, Sunnyvale, CA 94089.
Copy of Bylaws. You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of section 27A of the Securities Act, as amended, and section 21E of the Exchange Act. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. Statements that refer to or are based on projections, forecasts, uncertain events or assumptions also identify forward-looking statements, including, among other things, statements regarding expected or future equity usage, burn rate or shares outstanding, intended exemptions for executive compensation under the Code, expected use and enforcement of the Company’s compensation recoupment policies, anticipated future stockholder engagement efforts, expected reductions in our energy consumption, carbon footprint, and resource use in our facilities, and our expectation that our products will continue to meet some of the strictest environmental standards in the industry.
These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. For a more detailed discussion of these factors, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and 10-Q filed with the SEC. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to update them.

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Annex A
JUNIPER NETWORKS, INC.
2008 EMPLOYEE STOCK PURCHASE PLAN
As amended and restated as of           , 2020
1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions. The Company’s intention is to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, although the Company makes no undertaking nor representation to maintain such qualification. The provisions of the Section 423(b) Plan (as defined below), accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan document authorizes the grant of rights to purchase stock that do not qualify under Section 423(b) of the Code (“Non-Section 423(b) Plan”) pursuant to rules, procedures, appendices or sub-plans adopted by the Board or Committee designed to achieve tax, securities law or other Company compliance objectives for Eligible Employees (as defined below) of Designated Non-423 Subsidiaries (as defined below) in particular locations outside the United States. Such references to the Plan include the Section 423(b) and the Non-Section 423(b) Plan components.
2. Definitions.
(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.
(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(c) “Board” means the Board of Directors of the Company.
(d) “Change in Control” means the occurrence of any of the following events:
(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or
(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
(iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
(iv) A change in the composition of the Board occurring within a two (2) year period, as a result of which less than a majority of the Directors are Incumbent Directors. “Incumbent Directors” means Directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company).
(e) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

 Annex A

(f) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.
(g) “Common Stock” means the common stock of the Company.
(h) “Company” means Juniper Networks, Inc., a Delaware corporation.
(i) “Compensation” means an Employee’s regular and recurring straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, sales commission, and other similar compensation.
(j) “Designated Non-423 Subsidiary” means any Designated Subsidiary that shall have been designated by the Administrator in its sole discretion as participating in the Non-Section 423(b) Plan.
(k) “Designated Subsidiary” means any Parent or Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.
(l) “Director” means a member of the Board.
(m) “Eligible Employee” means any Employee who is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, provided, however that under the Non-Section 423(b) Plan, the Board or Committee appointed by the Board may determine that Employees are eligible to participate in the Plan even if they are employed for less than twenty (20) hours per week or less than five (5) months in any calendar year by the Employer, if such Employee has a right to participate in the Plan under applicable law. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the first day following three (3) months of such leave.
(n) “Employee” means any individual who is a common law employee of an Employer.
(o) “Employer” means any one or all of the Company and its Designated Subsidiaries.
(p) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(q) “Exercise Date” means the last day of each Purchase Period (as defined below).
(r) “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii) In the absence of an established market for the Common Stock, its Fair Market Value thereof will be determined in good faith by the Administrator.
(s) “Fiscal Year” means the fiscal year of the Company.
(t) “New Exercise Date” means a new Exercise Date implemented by shortening any Offering Period then in progress.
(u) “Offering Date” means the first Trading Day of each Offering Period.

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(v) “Offering Period” means a period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised. A new Offering Period shall (i) commence on the first Trading Day on or after February 1 and August 1 of each year and (ii) terminate on the last Trading Day in the final Purchase Period ending on or before January 31 and July 31, respectively. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 20 and 21.
(w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(x) “Plan” means this Juniper Networks, Inc. 2008 Employee Stock Purchase Plan, as amended from time to time, which includes a Section 423(b) Plan and a Non-Section 423(b) Plan.
(y) “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for future Offering Periods pursuant to Section 20.
(z) “Section 423(b) Plan” means an employee stock purchase plan which is designed to meet the requirements set forth in Section 423(b) of the Code, as amended. The provisions of the Section 423(b) Plan shall be construed, administered and enforced in accordance with Section 423(b) of the Code.
(aa) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(bb) “Trading Day” means a day on which the stock exchange or national market system on which shares of Common Stock are listed is open for trading.
3. Eligibility.
(a) Offering Periods. Any individual who is an Eligible Employee on a given Offering Date will be eligible to participate in such Offering Period, subject to the requirements of Section 5.
(b) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.
4. Offering Periods and Purchase Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other date as the Administrator will determine. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced to Eligible Employees at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. For purposes of the Plan, the Administrator may designate separate Offering Periods under the Plan in which Eligible Employees will participate and the provisions of the Plan will separately apply to each Offering Period. For purposes of clarity, the terms of each Offering Period need not be identical provided that if the Offering Period is being implemented pursuant to the provisions of the Plan that are intended to qualify under Section 423(b) of the Code, the terms of the Plan and the Offering Period together must satisfy Section 423 of the Code.
Each Offering Period shall consist of four (4) consecutive periods (each, a “Purchase Period”) of approximately six (6) months duration, or such other number or duration as the Administrator shall determine. A Purchase Period commencing (i) on the first Trading Day on or after February 1 shall terminate on the last Trading Day in the period ending on July 31 and (ii) on the first Trading Day on or after August 1 shall terminate on the last Trading Day in the period ending on January 31. Notwithstanding the foregoing, the Administrator may establish a different duration for one or more future Purchase Periods or different commencing or ending dates for such Purchase Periods.

 Annex A

5. Participation. An Eligible Employee may participate in the Plan pursuant to Section 3(a) by (i) submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Offering Date, a properly completed subscription agreement authorizing payroll deductions in the form as specified by the Company for such purpose, or (ii) following an electronic or other enrollment procedure prescribed by the Company.
6. Payroll Deductions.
(a) At the time a participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day during the Offering Period for which the participant has enrolled in. Subject to Applicable Law, the payroll deduction amount for a participant shall not exceed ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period. The Administrator, in its discretion, may decide that an Eligible Employee may submit contributions to the Non-Section 423(b) Plan by means other than payroll deductions. A participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Sections 10 and 11 hereof. An Eligible Employee that enrolls in the Plan after the Offering Date for an Offering Period shall not (i) be eligible to participate in such Offering Period but may participate in the subsequent Offering Period and (ii) have deductions withheld from such Eligible Employee’s payroll for purposes of participation in the Plan until after the commencement of such subsequent Offering Period.
(b) Payroll deductions for a participant will commence on the first pay day following the Offering Date and will end on the last pay day prior to the termination of such Offering Period to which such authorization is applicable, unless sooner terminated as provided in Sections 10 and 11 hereof.
(c) All payroll deductions made for a participant will be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account. No Eligible Employee shall be permitted to participate simultaneously in more than one Offering Period.
(d) Subject to Applicable Law, a participant may discontinue his or her participation in the Plan as provided in Section 10, or may decrease the rate of his or her payroll deductions during the Offering Period by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Company prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Company for such purpose, or (ii) following an electronic or other procedure prescribed by the Company. If a participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 6(d)). The Company may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by participants during any Offering Period. Any change in payroll deduction rate made pursuant to this Section 6(d) will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the participant. If a participant decreases his or her payroll deductions to zero percent (0%), any subsequent election to increase his or her rate of payroll deductions will not take effect until the next Purchase Period (or the next Offering Period, if such increase is being made in the last Purchase Period of the Offering Period). If a participant elects to increase his or her payroll deductions during a Purchase Period, such election will not take effect until the next Purchase Period (or the next Offering Period, if such increase is being made in the last Purchase Period of the Offering Period).
(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) and Applicable Law, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, payroll deductions will recommence at the rate originally elected by the participant prior to such reduction, unless terminated by the participant as provided in Section 10.
(f) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s or Employer’s federal, state, or any other tax withholding liability payable to any authority, national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or the Employer may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the participant.

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7. Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during any twelve (12) month period more than six thousand (6,000) shares of the Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase will be subject to the limitations set forth in Sections 3(b) and 13. The Eligible Employee may accept the grant of such option with respect to any Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that each Eligible Employee may purchase during each Offering Period. Exercise of the option will occur as provided in Section 8, unless the participant has withdrawn pursuant to Sections 10 or 11. The option will expire on the last day of the Offering Period.
8. Exercise of Option.
(a) Unless a participant withdraws from the Plan as provided in Sections 10, 11 or otherwise, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares of Common Stock subject to his or her option will be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions remaining in his or her account that have not been previously applied toward the purchase of Common Stock under this Plan. No fractional shares of Common Stock will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share of Common Stock will be retained in the participant’s account for the subsequent Offering Period or Purchase Period, as applicable, subject to earlier withdrawal by the participant as provided in Sections 10 and 11. Any other funds left over in a participant’s account after the Exercise Date will be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her. No shares of Common Stock shall be purchased on an Exercise Date on behalf of a participant whose participation in an Offering Period or the Plan has terminated before such Exercise Date.
(b) If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Exercise Date in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and the Administrator may continue all Offering Periods then in effect or terminate all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.
9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Company (in its sole discretion), subject to any rules established by the Administrator. No participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the participant as provided in this Section 9.
10. Withdrawal.
(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Company for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Company. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period, unless the participant re-enrolls in the Plan in accordance with the provisions of Section 5.

 Annex A

(b) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.
(c) Automatic Rollover. If the Fair Market Value of a share of Common Stock on an Exercise Date (other than the final Exercise Date of an Offering Period) is less than the Fair Market Value of a share of Common Stock on the Offering Date of an Offering Period (each such Offering Period, a “Terminating Offering Period”), then (i) each Terminating Offering Period shall terminate immediately at the end of such Exercise Date, but, for the avoidance of doubt, after giving effect to the exercise and purchase of shares of Common Stock for the Purchase Period, and (ii) each participant in such Terminating Offering Period shall be automatically enrolled in the Offering Period commencing on the first Trading Day immediately following such Exercise Date.
11. Termination of Eligibility. Upon a participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw immediately from the Plan (and the participant’s participation in the Plan shall terminate immediately) and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant’s option will be automatically terminated. If a participant transfers employment from the Company or any Designated Subsidiary participating in the Section 423 Component to any Designated Subsidiary participating in the Non-Section 423 Component, such transfer shall not be treated as a termination of employment, but the participant shall immediately cease to participate in the Section 423 Component; however, any contributions made for the Offering Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such participant shall immediately join the then-current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for the participant’s participation in the Section 423 Component, except for such modifications otherwise applicable for participants in such Offering Period. A participant who transfers employment from any Designated Subsidiary participating in the Non-Section 423 Component to the Company or any Designated Subsidiary participating in the Section 423 Component shall not be treated as terminating the participant’s employment and shall remain a participant in the Non-Section 423 Component until the earlier of  (i) the end of the current Offering Period under the Non-Section 423 Component, or (ii) the Offering Date of the first Offering Period in which the participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between companies participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.
12. Interest. No interest will accrue on the payroll deductions of a participant in the Plan, unless required by Applicable Laws.
13. Stock.
(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock which will be made available for sale under the Plan will be forty-three million (43,000,000) shares.
(b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
(c) Shares of Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant or, at the sole discretion of the Company, in the name of the participant and his or her spouse.

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14. Administration.
The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, and, with respect to the Section 423(b) Plan, to the extent permissible under Code Section 423 and proposed or final Treasury Regulations promulgated thereunder (and other Internal Revenue Service guidance), the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling payroll deductions, payment of interest, making of contributions to the Plan, defining eligible Compensation, establishment of bank or trust accounts to hold payroll deductions, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, data privacy security, withholding procedures and handling of stock certificates which vary with local requirements.
The Administrator may also adopt rules, procedures, appendices or sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. To the extent inconsistent with the requirements of Code Section 423, such sub-plan shall be considered part of the Non-Section 423(b) Plan, and rights granted thereunder shall not be considered to comply with Code Section 423.
15. Designation of Beneficiary.
(a) At the sole discretion of the Company and subject to Applicable Law, a participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.
(b) Such designation of beneficiary may be changed by the participant at any time by notice in a form determined by the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
(c) All beneficiary designations will be in such form and manner as the Company may designate from time to time.
16. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17. Use of Funds. The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued, participants will only have the rights of an unsecured creditor with respect to such shares.
18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.
19. Adjustments, Dissolution, Liquidation, Merger or Change in Control.

 Annex A

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock which may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period.
(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date and will end on the New Exercise Date. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period.
20. Amendment or Termination.
(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that adding additional shares available for sale under the Plan (other than pursuant to Section 19(a)) shall require stockholder approval. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all payroll deduction amounts then credited to participants’ accounts which have not been used to purchase shares of Common Stock will be returned to the participants (without interest thereon, except as otherwise required under Applicable Laws) as soon as administratively practicable.
(b) Without stockholder consent and without limiting Section 20(a), to the extent permitted by applicable provisions of law, the Administrator will be entitled to amend the Offering Periods, determine the terms of new Offering Periods (including, but not limited to (i) the length of such Offering Periods, provided that no such Offering Period shall be more than 27 months, (ii) whether such Offering Periods will include one or more embedded Offering Periods and/or (iii) whether such Offering Periods will have an automatic restart or reset provision), provide for overlapping Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

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Juniper Networks, Inc. Notice of 2020 Annual Meeting and Proxy Statement   81

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(i) amending the Plan to conform with the safe harbor definition under Statement of Financial Accounting Standards 123(R), including with respect to an Offering Period underway at the time;
(ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(iii) shortening any Offering Period by setting a New Exercise Date, including an Offering Period underway at the time of the Administrator action;
(iv) reducing the maximum percentage of Compensation a participant may elect to set aside as payroll deductions; and
(v) reducing the maximum number of shares a participant may purchase during any Offering Period.
Such modifications or amendments will not require stockholder approval or the consent of any Plan participants.
21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23. Term of Plan. The Plan will continue in effect until February 25, 2028, unless sooner terminated under Section 20.
24. Reimbursement of Taxes. The Administrator shall have the discretion to require reimbursement from any Plan participant in full for any liability that the Company or the Employer incurs towards any tax paid or payable in respect to participant’s participation in the Plan, the grant of any option pursuant to the Plan, or the exercise of participant’s option, provided that such reimbursement is provided for in the subscription agreement. The Company may require security for such reimbursement of taxes as a precondition to participant participating in the Plan, the grant of any option, or the exercise of this option on behalf of Participant. The Administrator shall have the authority to approve additional documents or forms which may be requested by the Company for such security, collection or otherwise for reimbursement of such taxes to the Company.

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E98805-P37029

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JUNIPER NETWORKS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Gary Daichendt	☐	☐	☐
1b. Anne DelSanto	☐	☐	☐
1c. Kevin DeNuccio	☐	☐	☐
1d. James Dolce	☐	☐	☐
1e. Christine Gorjanc	☐	☐	☐
1f. Janet Haugen	☐	☐	☐
1g. Scott Kriens	☐	☐	☐
1h. Rahul Merchant	☐	☐	☐
1i. Rami Rahim	☐	☐	☐
1j. William Stensrud	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Ratification of Ernst & Young LLP, an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2020.	☐	☐	☐
3. Approval of a non-binding advisory resolution on executive compensation.	☐	☐	☐
4. Approval of the amendment and restatement of our 2008 Employee Stock Purchase Plan.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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E98806-P37029

JUNIPER NETWORKS, INC.
2020 ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 14, 2020
8:00 a.m. Pacific time

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 14, 2020.
This proxy will be voted as specified on the reverse side. If no choice is specified, the proxy will be voted "FOR" the election of the nominees on proposal 1, "FOR" proposals 2, 3 and 4 and in the discretion of the proxies with respect to such other business as may properly come before the meeting.

By signing the proxy, you revoke all prior proxies and appoint Kenneth Miller and Brian Martin, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. The above named proxies are authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

Address Changes/Comments: ______________________________

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(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side